Supplemental Information
First Quarter 2012

This information is preliminary and based on company data available at the time of the earnings presentation. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America does not undertake an obligation to, and disclaims any duty to, update any of the information provided. Any forward-looking statements in this information are subject to the forward-looking language contained in Bank of America’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC’s website (www.sec.gov) or at Bank of America’s website (www.bankofamerica.com). Bank of America’s future financial performance is subject to risks and uncertainties as described in its SEC filings.

Bank of America Corporation and Subsidiaries
Consolidated Financial Highlights
(Dollars in millions, except per share information; shares in thousands)
	First Quarter 2012	Fourth Quarter 2011	Third Quarter 2011	Second Quarter 2011	First Quarter 2011
Income statement
Net interest income	$10,846	$10,701	$10,490	$11,246	$12,179
Noninterest income	11,432	14,187	17,963	1,990	14,698
Total revenue, net of interest expense	22,278	24,888	28,453	13,236	26,877
Provision for credit losses	2,418	2,934	3,407	3,255	3,814
Goodwill impairment	—	581	—	2,603	—
Merger and restructuring charges	—	101	176	159	202
All other noninterest expense (1)	19,141	18,840	17,437	20,094	20,081
Income tax expense (benefit)	66	441	1,201	(4,049)	731
Net income (loss)	653	1,991	6,232	(8,826)	2,049
Preferred stock dividends	325	407	343	301	310
Net income (loss) applicable to common shareholders	328	1,584	5,889	(9,127)	1,739
Diluted earnings (loss) per common share (2)	0.03	0.15	0.56	(0.90)	0.17
Average diluted common shares issued and outstanding (2)	10,761,917	11,124,523	10,464,395	10,094,928	10,181,351
Dividends paid per common share	$0.01	$0.01	$0.01	$0.01	$0.01

Performance ratios
Return on average assets	0.12%	0.36%	1.07%	n/m	0.36%
Return on average common shareholders' equity	0.62	3.00	11.40	n/m	3.29
Return on average tangible common shareholders' equity (3)	0.95	4.72	18.30	n/m	5.28
Return on average tangible shareholders' equity (3)	1.67	5.20	17.03	n/m	5.54

At period end
Book value per share of common stock	$19.83	$20.09	$20.80	$20.29	$21.15
Tangible book value per share of common stock (3)	12.87	12.95	13.22	12.65	13.21
Market price per share of common stock:
Closing price	$9.57	$5.56	$6.12	$10.96	$13.33
High closing price for the period	9.93	7.35	11.09	13.72	15.25
Low closing price for the period	5.80	4.99	6.06	10.50	13.33
Market capitalization	103,123	58,580	62,023	111,060	135,057

Number of banking centers - U.S.	5,651	5,702	5,715	5,742	5,805
Number of branded ATMs - U.S.	17,255	17,756	17,752	17,817	17,886
Full-time equivalent employees	278,688	281,791	288,739	288,084	288,913

(1)	Excludes merger and restructuring charges and goodwill impairment charges.

(2)
Due to a net loss applicable to common shareholders for the second quarter of 2011, the impact of antidilutive equity instruments was excluded from diluted earnings per share and average diluted common shares.

(3)
Tangible equity ratios and tangible book value per share of common stock are non-GAAP financial measures. We believe the use of these non-GAAP financial measures provides additional clarity in assessing the results of the Corporation. Other companies may define or calculate non-GAAP financial measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 42-45.)

n/m = not meaningful

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	2

Bank of America Corporation and Subsidiaries
Supplemental Financial Data
(Dollars in millions, except per share information)

Fully taxable-equivalent (FTE) basis data (1)

	First Quarter 2012	Fourth Quarter 2011	Third Quarter 2011	Second Quarter 2011	First Quarter 2011

Net interest income	$11,053	$10,959	$10,739	$11,493	$12,397
Total revenue, net of interest expense	22,485	25,146	28,702	13,483	27,095
Net interest yield (2)	2.51%	2.45%	2.32%	2.50%	2.67%
Efficiency ratio	85.13	77.64	61.37	n/m	74.86

Performance ratios, excluding goodwill impairment charges (3, 4)

		Fourth Quarter 2011		Second Quarter 2011

Per common share information
Earnings (loss)		$0.21		$(0.65)
Diluted earnings (loss)		0.20		(0.65)
Efficiency ratio (FTE basis)		75.33%		n/m
Return on average assets		0.46		n/m
Return on average common shareholders’ equity		4.10		n/m
Return on average tangible common shareholders’ equity		6.46		n/m
Return on average tangible shareholders’ equity		6.72		n/m

(1)
FTE basis is a non-GAAP financial measure. FTE basis is a performance measure used by management in operating the business that management believes provides investors with a more accurate picture of the interest margin for comparative purposes. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 42-45.)

(2)
Calculation includes fees earned on overnight deposits placed with the Federal Reserve of $47 million for the first quarter of 2012, and $36 million, $38 million, $49 million and $63 million for the fourth, third, second and first quarters of 2011, respectively. For more information, see Quarter-to-Date Average Balances and Interest Rates - Fully Taxable-equivalent Basis on pages 10-11.

(3)
Performance ratios, excluding goodwill impairment charges, are non-GAAP financial measures. We believe the use of these non-GAAP financial measures provides additional clarity in assessing the results of the Corporation. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 42-45.)

(4)	There were no goodwill impairment charges for the first quarter of 2012, and the third and first quarters of 2011.

n/m = not meaningful

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	3

Bank of America Corporation and Subsidiaries
Consolidated Statement of Income
(Dollars in millions, except per share information; shares in thousands)
	First Quarter 2012	Fourth Quarter 2011	Third Quarter 2011	Second Quarter 2011	First Quarter 2011
Interest income
Loans and leases	$10,173	$10,512	$11,205	$11,320	$11,929
Debt securities	2,725	2,235	1,729	2,675	2,882
Federal funds sold and securities borrowed or purchased under agreements to resell	460	449	584	597	517
Trading account assets	1,352	1,297	1,500	1,538	1,626
Other interest income	751	920	835	918	968
Total interest income	15,461	15,413	15,853	17,048	17,922

Interest expense
Deposits	549	616	704	843	839
Short-term borrowings	881	921	1,153	1,341	1,184
Trading account liabilities	477	411	547	627	627
Long-term debt	2,708	2,764	2,959	2,991	3,093
Total interest expense	4,615	4,712	5,363	5,802	5,743
Net interest income	10,846	10,701	10,490	11,246	12,179

Noninterest income
Card income	1,457	1,478	1,911	1,967	1,828
Service charges	1,912	1,982	2,068	2,012	2,032
Investment and brokerage services	2,876	2,694	3,022	3,009	3,101
Investment banking income	1,217	1,013	942	1,684	1,578
Equity investment income	765	3,227	1,446	1,212	1,475
Trading account profits	2,075	280	1,604	2,091	2,722
Mortgage banking income (loss)	1,612	2,119	1,617	(13,196)	630
Insurance income (loss)	(60)	143	190	400	613
Gains on sales of debt securities	752	1,192	737	899	546
Other income (loss)	(1,134)	140	4,511	1,957	261
Other-than-temporary impairment losses on available-for-sale debt securities:
Total other-than-temporary impairment losses	(51)	(127)	(114)	(63)	(111)
Less: Portion of other-than-temporary impairment losses recognized in other comprehensive income	11	46	29	18	23
Net impairment losses recognized in earnings on available-for-sale debt securities	(40)	(81)	(85)	(45)	(88)
Total noninterest income	11,432	14,187	17,963	1,990	14,698
Total revenue, net of interest expense	22,278	24,888	28,453	13,236	26,877

Provision for credit losses	2,418	2,934	3,407	3,255	3,814

Noninterest expense
Personnel	10,188	8,761	8,865	9,171	10,168
Occupancy	1,142	1,131	1,183	1,245	1,189
Equipment	611	525	616	593	606
Marketing	465	523	556	560	564
Professional fees	783	1,032	937	766	646
Amortization of intangibles	319	365	377	382	385
Data processing	856	688	626	643	695
Telecommunications	400	386	405	391	371
Other general operating	4,377	5,429	3,872	6,343	5,457
Goodwill impairment	—	581	—	2,603	—
Merger and restructuring charges	—	101	176	159	202
Total noninterest expense	19,141	19,522	17,613	22,856	20,283
Income (loss) before income taxes	719	2,432	7,433	(12,875)	2,780
Income tax expense (benefit)	66	441	1,201	(4,049)	731
Net income (loss)	$653	$1,991	$6,232	$(8,826)	$2,049
Preferred stock dividends	325	407	343	301	310
Net income (loss) applicable to common shareholders	$328	$1,584	$5,889	$(9,127)	$1,739

Per common share information
Earnings (loss)	$0.03	$0.15	$0.58	$(0.90)	$0.17
Diluted earnings (loss) (1)	0.03	0.15	0.56	(0.90)	0.17
Dividends paid	0.01	0.01	0.01	0.01	0.01
Average common shares issued and outstanding	10,651,367	10,281,397	10,116,284	10,094,928	10,075,875
Average diluted common shares issued and outstanding (1)	10,761,917	11,124,523	10,464,395	10,094,928	10,181,351

(1)
Due to a net loss applicable to common shareholders for the second quarter of 2011, the impact of antidilutive equity instruments was excluded from diluted earnings per share and average diluted common shares.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	4

Bank of America Corporation and Subsidiaries
Consolidated Statement of Comprehensive Income
(Dollars in millions)	First Quarter 2012	Fourth Quarter 2011	Third Quarter 2011	Second Quarter 2011	First Quarter 2011
Net income (loss)	$653	$1,991	$6,232	$(8,826)	$2,049
Other comprehensive income, net of tax:
Net change in available-for-sale debt and marketable equity securities	(924)	(2,866)	(2,158)	593	161
Net change in derivatives	382	281	(764)	(332)	266
Employee benefit plan adjustments	952	(648)	66	63	75
Net change in foreign currency translation adjustments	31	(133)	(8)	6	27
Other comprehensive income (loss)	441	(3,366)	(2,864)	330	529
Comprehensive income (loss)	$1,094	$(1,375)	$3,368	$(8,496)	$2,578

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	5

Bank of America Corporation and Subsidiaries
Consolidated Balance Sheet
(Dollars in millions)
	March 31 2012	December 31 2011	March 31 2011
Assets
Cash and cash equivalents	$128,792	$120,102	$97,542
Time deposits placed and other short-term investments	20,479	26,004	23,707
Federal funds sold and securities borrowed or purchased under agreements to resell	225,784	211,183	234,056
Trading account assets	209,775	169,319	208,761
Derivative assets	59,051	73,023	65,334
Debt securities:
Available-for-sale	297,040	276,151	330,345
Held-to-maturity, at cost	34,205	35,265	431
Total debt securities	331,245	311,416	330,776
Loans and leases	902,294	926,200	932,425
Allowance for loan and lease losses	(32,211)	(33,783)	(39,843)
Loans and leases, net of allowance	870,083	892,417	892,582
Premises and equipment, net	13,104	13,637	14,151
Mortgage servicing rights (includes $7,589, $7,378 and $15,282 measured at fair value)	7,723	7,510	15,560
Goodwill	69,976	69,967	73,869
Intangible assets	7,696	8,021	9,560
Loans held-for-sale	12,973	13,762	25,003
Customer and other receivables	74,358	66,999	97,318
Other assets	150,410	145,686	186,313
Total assets	$2,181,449	$2,129,046	$2,274,532

Assets of consolidated VIEs included in total assets above (substantially all pledged as collateral)
Trading account assets	$8,920	$8,595	$12,012
Derivative assets	1,109	1,634	2,280
Available-for-sale debt securities	—	—	2,104
Loans and leases	133,742	140,194	146,309
Allowance for loan and lease losses	(4,509)	(5,066)	(8,335)
Loans and leases, net of allowance	129,233	135,128	137,974
Loans held-for-sale	1,577	1,635	1,605
All other assets	3,118	4,769	4,883
Total assets of consolidated VIEs	$143,957	$151,761	$160,858

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	6

Bank of America Corporation and Subsidiaries
Consolidated Balance Sheet (continued)
(Dollars in millions)
	March 31 2012	December 31 2011	March 31 2011
Liabilities
Deposits in U.S. offices:
Noninterest-bearing	$338,215	$332,228	$286,357
Interest-bearing	630,822	624,814	652,096
Deposits in non-U.S. offices:
Noninterest-bearing	7,240	6,839	7,894
Interest-bearing	65,034	69,160	73,828
Total deposits	1,041,311	1,033,041	1,020,175
Federal funds purchased and securities loaned or sold under agreements to repurchase	258,491	214,864	260,521
Trading account liabilities	70,414	60,508	88,478
Derivative liabilities	49,172	59,520	53,501
Commercial paper and other short-term borrowings	39,254	35,698	58,324
Accrued expenses and other liabilities (includes $651, $714 and $961 of reserve for unfunded lending commitments)	135,396	123,049	128,221
Long-term debt	354,912	372,265	434,436
Total liabilities	1,948,950	1,898,945	2,043,656
Shareholders’ equity
Preferred stock, $0.01 par value; authorized -100,000,000 shares; issued and outstanding - 3,685,410, 3,689,084 and 3,943,660 shares	18,788	18,397	16,562
Common stock and additional paid-in capital, $0.01 par value; authorized - 12,800,000,000, 12,800,000,000 and 12,800,000,000 shares; issued and outstanding - 10,775,604,276, 10,535,937,957 and 10,131,803,417 shares	157,973	156,621	151,379
Retained earnings	60,734	60,520	62,483
Accumulated other comprehensive income (loss)	(4,996)	(5,437)	463
Other	—	—	(11)
Total shareholders’ equity	232,499	230,101	230,876
Total liabilities and shareholders’ equity	$2,181,449	$2,129,046	$2,274,532

Liabilities of consolidated VIEs included in total liabilities above
Commercial paper and other short-term borrowings	$5,598	$5,777	$6,954
Long-term debt	44,267	49,054	65,197
All other liabilities	978	1,116	1,240
Total liabilities of consolidated VIEs	$50,843	$55,947	$73,391

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	7

Bank of America Corporation and Subsidiaries
Capital Management
(Dollars in millions)
	First Quarter 2012	Fourth Quarter 2011	Third Quarter 2011	Second Quarter 2011	First Quarter 2011
Risk-based capital (1):
Tier 1 common	$131,602	$126,690	$117,658	$114,684	$123,882
Tier 1 capital	163,199	159,232	156,074	153,134	162,295
Total capital	213,480	215,101	215,596	217,986	229,094
Risk-weighted assets	1,220,827	1,284,467	1,359,564	1,392,747	1,433,377
Tier 1 common capital ratio (2)	10.78%	9.86%	8.65%	8.23%	8.64%
Tier 1 capital ratio	13.37	12.40	11.48	11.00	11.32
Total capital ratio	17.49	16.75	15.86	15.65	15.98
Tier 1 leverage ratio	7.79	7.53	7.11	6.86	7.25
Tangible equity ratio (3)	7.48	7.54	7.16	6.63	6.85
Tangible common equity ratio (3)	6.58	6.64	6.25	5.87	6.10

(1)	Reflects preliminary data for current period risk-based capital.

(2)	Tier 1 common capital ratio equals Tier 1 capital excluding preferred stock, trust preferred securities, hybrid securities and minority interest divided by risk-weighted assets.

(3)
Tangible equity ratio equals period-end tangible shareholders’ equity divided by period-end tangible assets. Tangible common equity equals period-end tangible common shareholders’ equity divided by period-end tangible assets. Tangible shareholders’ equity and tangible assets are non-GAAP financial measures. We believe the use of these non-GAAP financial measures provides additional clarity in assessing the results of the Corporation. (See Exhibit A: Non-GAAP Reconciliations - Reconciliation to GAAP Financial Measures on pages 42-45.)

Capital Management
$225,000
$210,000
$195,000
$180,000
$165,000
$150,000
$135,000
$120,000
$105,000
$90,000
$75,000
$60,000
$45,000
$30,000
$15,000
$-
14.00%
13.00%
12.00%
11.00%
10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
11.32%
11.00%
11.48%
12.40%
13.37%
8.64%
8.23%
8.65%
9.86%
10.78%
$162,295
$153,134
$156,074
$159,232
$163,199
Mar-11
Jun-11
Sep-11
Dec-11
Mar-12
Tier 1 capital
Tier 1 capital ratio
Tier 1 common capital ratio

*Preliminary data on risk-based capital

Outstanding Common Stock
No common shares were repurchased in the first quarter of 2012.
There is no existing Board authorized share repurchase program.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	8

Bank of America Corporation and Subsidiaries
Core Net Interest Income
(Dollars in millions)
	First Quarter 2012	Fourth Quarter 2011	Third Quarter 2011	Second Quarter 2011	First Quarter 2011

Net interest income (FTE basis)
As reported (1)	$11,053	$10,959	$10,739	$11,493	$12,397
Impact of market-based net interest income (2)	(796)	(866)	(929)	(874)	(1,020)
Core net interest income	$10,257	$10,093	$9,810	$10,619	$11,377

Average earning assets
As reported	$1,768,105	$1,783,986	$1,841,135	$1,844,525	$1,869,863
Impact of market-based earning assets (2)	(424,336)	(414,141)	(445,435)	(457,857)	(465,255)
Core average earning assets	$1,343,769	$1,369,845	$1,395,700	$1,386,668	$1,404,608

Net interest yield contribution (FTE basis) (3)
As reported (1)	2.51%	2.45%	2.32%	2.50%	2.67%
Impact of market-based activities (2)	0.55	0.49	0.48	0.57	0.59
Core net interest yield on earning assets	3.06%	2.94%	2.80%	3.07%	3.26%

(1)
Net interest income and net interest yield include fees earned on overnight deposits placed with the Federal Reserve of $47 million for the first quarter of 2012 and $36 million, $38 million, $49 million and $63 million for the fourth, third, second and first quarters of 2011, respectively.

(2)	Represents the impact of market-based amounts included in Global Markets.

(3)	Calculated on an annualized basis.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	9

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates - Fully Taxable-equivalent Basis
(Dollars in millions)
	First Quarter 2012			Fourth Quarter 2011			First Quarter 2011
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments (1)	$31,404	$65	0.83%	$27,688	$85	1.19%	$31,294	$88	1.14%
Federal funds sold and securities borrowed or purchased under agreements to resell	233,061	460	0.79	237,453	449	0.75	227,379	517	0.92
Trading account assets	175,778	1,399	3.19	161,848	1,354	3.33	221,041	1,669	3.05
Debt securities (2)	327,758	2,732	3.33	332,990	2,245	2.69	335,847	2,917	3.49
Loans and leases (3):
Residential mortgage (4)	260,573	2,489	3.82	266,144	2,596	3.90	262,049	2,881	4.40
Home equity	122,933	1,164	3.80	126,251	1,207	3.80	136,089	1,335	3.96
Discontinued real estate	12,082	103	3.42	14,073	128	3.65	12,899	110	3.42
U.S. credit card	98,334	2,459	10.06	102,241	2,603	10.10	109,941	2,837	10.47
Non-U.S. credit card	14,151	408	11.60	15,981	420	10.41	27,633	779	11.43
Direct/Indirect consumer (5)	88,321	801	3.65	90,861	863	3.77	90,097	993	4.47
Other consumer (6)	2,617	40	6.24	2,751	41	6.14	2,753	45	6.58
Total consumer	599,011	7,464	5.00	618,302	7,858	5.06	641,461	8,980	5.65
U.S. commercial	195,111	1,756	3.62	196,778	1,798	3.63	191,353	1,926	4.08
Commercial real estate (7)	39,190	339	3.48	40,673	343	3.34	48,359	437	3.66
Commercial lease financing	21,679	272	5.01	21,278	204	3.84	21,634	322	5.95
Non-U.S. commercial	58,731	391	2.68	55,867	395	2.80	36,159	299	3.35
Total commercial	314,711	2,758	3.52	314,596	2,740	3.46	297,505	2,984	4.06
Total loans and leases	913,722	10,222	4.49	932,898	10,598	4.52	938,966	11,964	5.14
Other earning assets	86,382	743	3.46	91,109	904	3.95	115,336	922	3.24
Total earning assets (8)	1,768,105	15,621	3.55	1,783,986	15,635	3.49	1,869,863	18,077	3.92
Cash and cash equivalents (1)	112,512	47		94,287	36		138,241	63
Other assets, less allowance for loan and lease losses	306,557			329,294			330,434
Total assets	$2,187,174			$2,207,567			$2,338,538

(1)
For this presentation, fees earned on overnight deposits placed with the Federal Reserve are included in the cash and cash equivalents line, consistent with the Corporation’s Consolidated Balance Sheet presentation of these deposits. Net interest income and net interest yield are calculated excluding these fees.

(2)	Yields on available-for-sale debt securities are calculated based on fair value rather than the cost basis. The use of fair value does not have a material impact on net interest yield.

(3)
Nonperforming loans are included in the respective average loan balances. Income on these nonperforming loans is recognized on a cash basis. Purchased credit-impaired loans were recorded at fair value upon acquisition and accrete interest income over the remaining life of the loan.

(4)	Includes non-U.S. residential mortgages of $86 million in the first quarter of 2012, and $88 million and $92 million in the fourth and first quarters of 2011.

(5)	Includes non-U.S. consumer loans of $7.5 billion in the first quarter of 2012, and $8.4 billion and $8.2 billion in the fourth and first quarters of 2011.

(6)
Includes consumer finance loans of $1.6 billion in the first quarter of 2012, and $1.7 billion and $1.9 billion in the fourth and first quarters of 2011; other non-U.S. consumer loans of $903 million in the first quarter of 2012, and $959 million and $777 million in the fourth and first quarters of 2011; and consumer overdrafts of $90 million in the first quarter of 2012, and $107 million and $76 million in the fourth and first quarters of 2011.

(7)
Includes U.S. commercial real estate loans of $37.4 billion in the first quarter of 2012, and $38.7 billion and $45.7 billion in the fourth and first quarters of 2011, and non-U.S. commercial real estate loans of $1.8 billion in the first quarter of 2012, and $1.9 billion and $2.7 billion in the fourth and first quarters of 2011.

(8)
The impact of interest rate risk management derivatives on interest income is presented below. Interest income includes the impact of interest rate risk management contracts, which increased (decreased) interest income on:

	First Quarter 2012	Fourth Quarter 2011	First Quarter 2011
Federal funds sold and securities borrowed or purchased under agreements to resell	$51	$52	$55
Trading account assets	—	—	(70)
Debt securities	(140)	(462)	(362)
U.S. commercial	(16)	(17)	(11)
Non-U.S. commercial	(1)	—	—
Net hedge expenses on assets	$(106)	$(427)	$(388)

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	10

Bank of America Corporation and Subsidiaries
Quarterly Average Balances and Interest Rates - Fully Taxable-equivalent Basis (continued)
(Dollars in millions)
	First Quarter 2012			Fourth Quarter 2011			First Quarter 2011
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-bearing liabilities
U.S. interest-bearing deposits:
Savings	$40,543	$14	0.14%	$39,609	$16	0.16%	$38,905	$32	0.34%
NOW and money market deposit accounts	458,649	186	0.16	454,249	192	0.17	475,954	316	0.27
Consumer CDs and IRAs	100,044	194	0.78	103,488	220	0.84	118,306	300	1.03
Negotiable CDs, public funds and other time deposits	22,586	36	0.64	22,413	34	0.60	13,995	39	1.11
Total U.S. interest-bearing deposits	621,822	430	0.28	619,759	462	0.30	647,160	687	0.43
Non-U.S. interest-bearing deposits:
Banks located in non-U.S. countries	18,170	28	0.62	20,454	29	0.55	21,534	38	0.72
Governments and official institutions	1,286	1	0.41	1,466	1	0.36	2,307	2	0.35
Time, savings and other	55,241	90	0.66	57,814	124	0.85	60,432	112	0.76
Total non-U.S. interest-bearing deposits	74,697	119	0.64	79,734	154	0.77	84,273	152	0.73
Total interest-bearing deposits	696,519	549	0.32	699,493	616	0.35	731,433	839	0.46
Federal funds purchased, securities loaned or sold under agreements to repurchase and other short-term borrowings	293,056	881	1.21	284,766	921	1.28	371,573	1,184	1.29
Trading account liabilities	71,872	477	2.67	70,999	411	2.29	83,914	627	3.03
Long-term debt	363,518	2,708	2.99	389,557	2,764	2.80	440,511	3,093	2.84
Total interest-bearing liabilities (1)	1,424,965	4,615	1.30	1,444,815	4,712	1.29	1,627,431	5,743	1.43
Noninterest-bearing sources:
Noninterest-bearing deposits	333,593			333,038			291,707
Other liabilities	196,050			201,479			188,631
Shareholders’ equity	232,566			228,235			230,769
Total liabilities and shareholders’ equity	$2,187,174			$2,207,567			$2,338,538
Net interest spread			2.25%			2.20%			2.49%
Impact of noninterest-bearing sources			0.25			0.24			0.17
Net interest income/yield on earning assets (2)		$11,006	2.50%		$10,923	2.44%		$12,334	2.66%

(1)
The impact of interest rate risk management derivatives on interest expense is presented below. Interest expense includes the impact of interest rate risk management contracts, which increased (decreased) interest expense on:

	First Quarter 2012	Fourth Quarter 2011	First Quarter 2011
NOW and money market deposit accounts	$—	$—	$(1)
Consumer CDs and IRAs	34	36	47
Negotiable CDs, public funds and other time deposits	3	3	4
Banks located in non-U.S. countries	4	8	18
Federal funds purchased and securities loaned or sold under agreements to repurchase and other short-term borrowings	325	367	445
Long-term debt	(1,024)	(1,177)	(1,134)
Net hedge income on liabilities	$(658)	$(763)	$(621)

(2)
For this presentation, fees earned on overnight deposits placed with the Federal Reserve are included in the cash and cash equivalents line, consistent with the Corporation's Consolidated Balance Sheet presentation of these deposits. Net interest income and net interest yield are calculated excluding these fees.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	11

Bank of America Corporation and Subsidiaries
Debt Securities and Available-for-Sale Marketable Equity Securities
(Dollars in millions)
	March 31, 2012
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale debt securities
U.S. Treasury and agency securities	$40,609	$231	$(874)	$39,966
Mortgage-backed securities:
Agency	172,335	3,177	(421)	175,091
Agency collateralized mortgage obligations	41,698	802	(145)	42,355
Non-agency residential	11,398	300	(228)	11,470
Non-agency commercial	4,333	567	(1)	4,899
Non-U.S. securities	6,530	56	(18)	6,568
Corporate bonds	2,364	85	(28)	2,421
Other taxable securities (1)	10,595	74	(52)	10,617
Total taxable securities	$289,862	$5,292	$(1,767)	$293,387
Tax-exempt securities	3,694	16	(57)	3,653
Total available-for-sale debt securities	$293,556	$5,308	$(1,824)	$297,040
Held-to-maturity debt securities	34,205	246	(11)	34,440
Total debt securities	$327,761	$5,554	$(1,835)	$331,480
Available-for-sale marketable equity securities (2)	$64	$28	$(5)	$87

	December 31, 2011
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
Available-for-sale debt securities
U.S. Treasury and agency securities	$43,433	$242	$(811)	$42,864
Mortgage-backed securities:
Agency	138,073	4,511	(21)	142,563
Agency collateralized mortgage obligations	44,392	774	(167)	44,999
Non-agency residential	14,948	301	(482)	14,767
Non-agency commercial	4,894	629	(1)	5,522
Non-U.S. securities	4,872	62	(14)	4,920
Corporate bonds	2,993	79	(37)	3,035
Other taxable securities (1)	12,889	49	(60)	12,878
Total taxable securities	$266,494	$6,647	$(1,593)	$271,548
Tax-exempt securities	4,678	15	(90)	4,603
Total available-for-sale debt securities	$271,172	$6,662	$(1,683)	$276,151
Held-to-maturity debt securities	35,265	181	(4)	35,442
Total debt securities	$306,437	$6,843	$(1,687)	$311,593
Available-for-sale marketable equity securities (2)	$65	$10	$(7)	$68

(1)	Substantially all asset-backed securities.

(2)	Classified in other assets on the Consolidated Balance Sheet.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	12

Bank of America Corporation and Subsidiaries
Quarterly Results by Business Segment
(Dollars in millions)
	First Quarter 2012
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	Global Banking	Global Markets	GWIM	All Other

Net interest income (FTE basis)	$11,053	$5,079	$775	$2,399	$798	$1,578	$424
Noninterest income (loss)	11,432	2,341	1,899	2,052	3,395	2,782	(1,037)
Total revenue, net of interest expense (FTE basis)	22,485	7,420	2,674	4,451	4,193	4,360	(613)
Provision for credit losses	2,418	877	507	(238)	(20)	46	1,246
Noninterest expense	19,141	4,246	3,905	2,178	3,076	3,450	2,286
Income (loss) before income taxes	926	2,297	(1,738)	2,511	1,137	864	(4,145)
Income tax expense (benefit) (FTE basis)	273	843	(593)	921	339	317	(1,554)
Net income (loss)	$653	$1,454	$(1,145)	$1,590	$798	$547	$(2,591)

Average
Total loans and leases	$913,722	$141,578	$110,755	$277,096	n/m	$103,036	$264,113
Total assets (1)	2,187,174	523,074	159,105	350,526	$557,911	284,926	311,632
Total deposits	1,030,112	466,239	n/m	237,532	n/m	252,705	39,774
Period end
Total loans and leases	$902,294	$138,909	$109,264	$272,224	n/m	$102,903	$260,006
Total assets (1)	2,181,449	543,189	158,207		$548,612	278,185	311,272
Total deposits	1,041,311	486,160	n/m	237,608	n/m	252,755	30,146

	Fourth Quarter 2011
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	Global Banking	Global Markets	GWIM	All Other
Net interest income (FTE basis)	$10,959	$5,079	$809	$2,309	$863	$1,496	$403
Noninterest income	14,187	2,526	2,467	1,694	942	2,671	3,887
Total revenue, net of interest expense (FTE basis)	25,146	7,605	3,276	4,003	1,805	4,167	4,290
Provision for credit losses	2,934	1,297	1,001	(256)	(18)	118	792
Noninterest expense	19,522	4,426	4,573	2,137	2,893	3,637	1,856
Income (loss) before income taxes	2,690	1,882	(2,298)	2,122	(1,070)	412	1,642
Income tax expense (benefit) (FTE basis)	699	639	(854)	785	(302)	153	278
Net income (loss)	$1,991	$1,243	$(1,444)	$1,337	$(768)	$259	$1,364

Average
Total loans and leases	$932,898	$147,150	$116,993	$276,844	n/m	$102,709	$272,808
Total assets (1)	2,207,567	514,798	171,763	348,469	$552,190	284,629	335,718
Total deposits	1,032,531	459,819	n/m	240,732	n/m	250,040	46,055
Period end
Total loans and leases	$926,200	$146,378	$112,359	$278,177	n/m	$103,460	$267,621
Total assets (1)	2,129,046	520,503	163,712	350,148	$501,150	284,062	309,471
Total deposits	1,033,041	464,263	n/m	246,466	n/m	253,264	32,729

	First Quarter 2011
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	Global Banking	Global Markets	GWIM	All Other
Net interest income (FTE basis)	$12,397	$5,600	$896	$2,482	$1,020	$1,571	$828
Noninterest income	14,698	2,864	1,167	2,220	4,252	2,925	1,270
Total revenue, net of interest expense (FTE basis)	27,095	8,464	2,063	4,702	5,272	4,496	2,098
Provision for credit losses	3,814	661	1,098	(123)	(33)	46	2,165
Noninterest expense	20,283	4,561	4,777	2,309	3,114	3,589	1,933
Income (loss) before income taxes	2,998	3,242	(3,812)	2,516	2,191	861	(2,000)
Income tax expense (benefit) (FTE basis)	949	1,201	(1,412)	932	797	319	(888)
Net income (loss)	$2,049	$2,041	$(2,400)	$1,584	$1,394	$542	$(1,112)

Average
Total loans and leases	$938,966	$160,976	$120,560	$256,846	n/m	$100,852	$288,301
Total assets (1)	2,338,538	513,629	209,328	323,357	$581,074	297,531	413,619
Total deposits	1,023,140	457,037	n/m	225,785	n/m	258,719	50,107
Period end
Total loans and leases	$932,425	$156,950	$118,749	$257,468	n/m	$101,287	$286,531
Total assets (1)	2,274,532	526,848	204,484	327,611	$576,487	285,690	353,412
Total deposits	1,020,175	471,009	n/m	229,199	n/m	256,751	36,154

(1)	Total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	13

Bank of America Corporation and Subsidiaries
Consumer & Business Banking Segment Results
(Dollars in millions)
	First Quarter 2012	Fourth Quarter 2011	Third Quarter 2011	Second Quarter 2011	First Quarter 2011

Net interest income (FTE basis)	$5,079	$5,079	$5,149	$5,549	$5,600
Noninterest income:
Card income	1,278	1,303	1,720	1,686	1,577
Service charges	1,063	1,144	1,202	1,094	1,078
All other income	—	79	54	350	209
Total noninterest income	2,341	2,526	2,976	3,130	2,864
Total revenue, net of interest expense (FTE basis)	7,420	7,605	8,125	8,679	8,464

Provision for credit losses	877	1,297	1,132	400	661

Noninterest expense	4,246	4,426	4,342	4,375	4,561
Income before income taxes	2,297	1,882	2,651	3,904	3,242
Income tax expense (FTE basis)	843	639	985	1,402	1,201
Net income	$1,454	$1,243	$1,666	$2,502	$2,041

Net interest yield (FTE basis)	4.22%	4.23%	4.26%	4.58%	4.75%
Return on average allocated equity	11.05	9.31	12.61	19.09	15.41
Return on average economic capital (1)	26.15	22.10	30.45	45.86	36.10
Efficiency ratio (FTE basis)	57.23	58.20	53.44	50.41	53.89

Balance Sheet
Average
Total loans and leases	$141,578	$147,150	$151,492	$155,122	$160,976
Total earning assets (2)	483,983	475,859	479,746	486,115	478,468
Total assets (2)	523,074	514,798	518,945	522,693	513,629
Total deposits	466,239	459,819	464,256	467,179	457,037
Allocated equity	52,947	53,005	52,382	52,559	53,700
Economic capital (1)	22,424	22,418	21,781	21,904	23,002

Period end
Total loans and leases	$138,909	$146,378	$149,739	$153,391	$156,950
Total earning assets (2)	502,124	480,378	480,597	482,728	490,106
Total assets (2)	543,189	520,503	519,562	521,306	526,848
Total deposits	486,160	464,263	465,773	465,457	471,009

(1)
Return on average economic capital is calculated as net income adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average economic capital. Economic capital represents allocated equity less goodwill and a percentage of intangible assets. Economic capital and return on average economic capital are non-GAAP financial measures. We believe the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 42-45.)

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	14

Bank of America Corporation and Subsidiaries
Consumer & Business Banking Quarterly Results
(Dollars in millions)
	First Quarter 2012
	Total Consumer & Business Banking	Deposits	Card Services	Business Banking (1)
Net interest income (FTE basis)	$5,079	$2,119	$2,616	$344
Noninterest income:
Card income	1,278	—	1,278	—
Service charges	1,063	968	—	95
All other income (loss)	—	60	(85)	25
Total noninterest income	2,341	1,028	1,193	120
Total revenue, net of interest expense (FTE basis)	7,420	3,147	3,809	464

Provision for credit losses	877	51	790	36

Noninterest expense	4,246	2,606	1,380	260
Income before income taxes	2,297	490	1,639	168
Income tax expense (FTE basis)	843	180	601	62
Net income	$1,454	$310	$1,038	$106

Net interest yield (FTE basis)	4.22%	2.02%	8.95%	2.93%
Return on average allocated equity	11.05	5.37	20.19	4.73
Return on average economic capital (2)	26.15	23.71	41.14	6.14
Efficiency ratio (FTE basis)	57.23	82.83	36.22	56.04

Balance Sheet
Average
Total loans and leases	$141,578	n/m	$116,267	$24,603
Total earning assets (3)	483,983	$421,551	117,580	47,145
Total assets (3)	523,074	447,917	123,179	54,272
Total deposits	466,239	424,023	n/m	41,908
Allocated equity	52,947	23,194	20,671	9,082
Economic capital (2)	22,424	5,262	10,179	6,983

Period end
Total loans and leases	$138,909	n/m	$113,861	$24,376
Total earning assets (3)	502,124	$440,491	115,177	47,325
Total assets (3)	543,189	467,058	121,425	55,575
Total deposits	486,160	443,129	n/m	42,221

	Fourth Quarter 2011
	Total Consumer & Business Banking	Deposits	Card Services	Business Banking (1)
Net interest income (FTE basis)	$5,079	$1,998	$2,766	$315
Noninterest income:
Card income	1,303	—	1,303	—
Service charges	1,144	1,036	—	108
All other income (loss)	79	46	(15)	48
Total noninterest income	2,526	1,082	1,288	156
Total revenue, net of interest expense (FTE basis)	7,605	3,080	4,054	471

Provision for credit losses	1,297	57	1,138	102

Noninterest expense	4,426	2,785	1,376	265
Income before income taxes	1,882	238	1,540	104
Income tax expense (FTE basis)	639	89	511	39
Net income	$1,243	$149	$1,029	$65

Net interest yield (FTE basis)	4.23%	1.91%	8.96%	2.69%
Return on average allocated equity	9.31	2.46	19.80	3.13
Return on average economic capital (2)	22.10	10.00	40.71	4.15
Efficiency ratio (FTE basis)	58.20	90.46	33.97	55.82

Balance Sheet
Average
Total loans and leases	$147,150	n/m	$121,122	$25,306
Total earning assets (3)	475,859	$414,905	122,374	46,707
Total assets (3)	514,798	441,629	127,530	53,767
Total deposits	459,819	417,110	n/m	42,388
Allocated equity	53,005	23,862	20,610	8,533
Economic capital (2)	22,418	5,923	10,061	6,434

Period end
Total loans and leases	$146,378	n/m	$120,668	$25,006
Total earning assets (3)	480,378	$418,622	121,991	46,515
Total assets (3)	520,503	445,680	127,623	53,949
Total deposits	464,263	421,871	n/m	41,518

For footnotes see page 16.
Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	15

Bank of America Corporation and Subsidiaries
Consumer & Business Banking Quarterly Results (continued)
(Dollars in millions)
	First Quarter 2011
	Total Consumer & Business Banking	Deposits	Card Services	Business Banking (1)
Net interest income (FTE basis)	$5,600	$2,205	$3,013	$382
Noninterest income:
Card income	1,577	—	1,577	—
Service charges	1,078	923	—	155
All other income	209	61	125	23
Total noninterest income	2,864	984	1,702	178
Total revenue, net of interest expense (FTE basis)	8,464	3,189	4,715	560

Provision for credit losses	661	33	595	33

Noninterest expense	4,561	2,583	1,624	354
Income before income taxes	3,242	573	2,496	173
Income tax expense (FTE basis)	1,201	212	925	64
Net income	$2,041	$361	$1,571	$109

Net interest yield (FTE basis)	4.75%	2.14%	9.15%	3.81%
Return on average allocated equity	15.41	6.19	28.77	5.58
Return on average economic capital (2)	36.10	25.87	55.54	7.60
Efficiency ratio (FTE basis)	53.89	80.98	34.44	63.34

Balance Sheet
Average
Total loans and leases	$160,976	n/m	$132,472	$27,864
Total earning assets (3)	478,468	$417,218	133,538	40,690
Total assets (3)	513,629	443,461	134,043	49,103
Total deposits	457,037	418,298	n/m	38,462
Allocated equity	53,700	23,641	22,149	7,910
Economic capital (2)	23,002	5,683	11,509	5,810

Period end
Total loans and leases	$156,950	n/m	$128,844	$27,491
Total earning assets (3)	490,106	$429,956	129,944	41,536
Total assets (3)	526,848	456,247	132,410	49,520
Total deposits	471,009	431,022	n/m	39,693

(1)
Business Banking, formerly part of Global Commercial Banking, provides a wide range of lending-related products and services, integrated working capital and treasury solutions to U.S.-based companies with annual sales generally in the range of $1 million to $50 million, and also includes the results of the Corporation's investment in a merchant processing joint venture.

(2)
Return on average economic capital is calculated as net income adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average economic capital. Economic capital represents allocated equity less goodwill and a percentage of intangible assets. Economic capital and return on average economic capital are non-GAAP financial measures. We believe the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 42-45.)

(3)
Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits) for total Consumer & Business Banking, Deposits and Business Banking. Card Services does not require an asset allocation. As a result, the sum of the businesses does not agree to total Consumer & Business Banking results.

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	16

Bank of America Corporation and Subsidiaries
Consumer & Business Banking Key Indicators
(Dollars in millions)
	First Quarter 2012	Fourth Quarter 2011	Third Quarter 2011	Second Quarter 2011	First Quarter 2011
Average deposit balances
Checking	$204,412	$198,274	$196,807	$195,968	$188,073
Savings	38,286	37,409	38,822	39,391	36,875
MMS	138,512	136,257	137,508	137,094	134,454
CDs and IRAs	80,844	83,719	87,105	90,729	93,824
Non-U.S. and other	4,185	4,160	4,014	3,997	3,811
Total average deposit balances	$466,239	$459,819	$464,256	$467,179	$457,037

Deposit spreads (excludes noninterest costs)
Checking	2.81%	2.95%	3.09%	3.25%	3.38%
Savings	2.97	3.11	3.25	3.32	3.42
MMS	1.30	1.35	1.37	1.41	1.49
CDs and IRAs	0.55	0.46	0.39	0.36	0.34
Non-U.S. and other	1.00	3.44	3.63	3.82	3.97
Total deposit spreads	1.96	2.03	2.09	2.15	2.20

Client brokerage assets	$73,422	$66,576	$61,918	$69,000	$66,703

Online banking active accounts (units in thousands)	30,439	29,870	29,917	29,660	30,065
Mobile banking active accounts (units in thousands)	9,702	9,166	8,531	7,652	6,970
Banking centers	5,651	5,702	5,715	5,742	5,805
ATMs	17,255	17,756	17,752	17,817	17,886

U.S. Credit Card
Loans
Average credit card outstandings	$98,334	$102,241	$103,671	$106,164	$109,941
Ending credit card outstandings	96,433	102,291	102,803	104,659	107,107
Credit quality
Net charge-offs	$1,331	$1,432	$1,639	$1,931	$2,274
	5.44%	5.55%	6.28%	7.29%	8.39%
30+ delinquency	$3,384	$3,823	$4,019	$4,263	$5,093
	3.51%	3.74%	3.91%	4.07%	4.75%
90+ delinquency	$1,866	$2,070	$2,128	$2,413	$2,879
	1.93%	2.02%	2.07%	2.31%	2.68%
Other U.S. credit card indicators
Gross interest yield	10.06%	10.10%	10.14%	10.27%	10.47%
Risk adjusted margin	6.55	6.77	6.08	6.23	4.25
New account growth (in thousands)	782	797	851	730	657
Purchase volumes	$44,797	$50,901	$48,547	$48,974	$43,936

Debit card data
Purchase volumes	$62,941	$63,726	$62,774	$64,049	$59,996

Business Banking
Loans
Average outstandings	$24,603	$25,306	$27,258	$27,153	$27,864

Credit spread	2.01%	1.77%	2.37%	2.44%	2.83%

Credit quality
Net charge-offs	$97	$118	$100	$127	$117
	1.58%	1.85%	1.46%	1.88%	1.70%
Nonperforming assets	$1,228	$1,300	$1,548	$1,716	$1,844
	5.04%	5.20%	5.77%	6.22%	6.71%

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	17

Bank of America Corporation and Subsidiaries
Consumer Real Estate Services Segment Results
(Dollars in millions; except as noted)
	First Quarter 2012	Fourth Quarter 2011	Third Quarter 2011	Second Quarter 2011	First Quarter 2011

Net interest income (FTE basis)	$775	$809	$923	$579	$896
Noninterest income:
Mortgage banking income (loss)	1,831	2,330	1,800	(13,018)	695
Insurance income (loss)	6	(3)	23	299	431
All other income	62	140	76	825	41
Total noninterest income (loss)	1,899	2,467	1,899	(11,894)	1,167
Total revenue, net of interest expense (FTE basis)	2,674	3,276	2,822	(11,315)	2,063

Provision for credit losses	507	1,001	918	1,507	1,098

Goodwill impairment	—	—	—	2,603	—
All other noninterest expense	3,905	4,573	3,829	6,022	4,777
Loss before income taxes	(1,738)	(2,298)	(1,925)	(21,447)	(3,812)
Income tax benefit (FTE basis)	(593)	(854)	(802)	(6,941)	(1,412)
Net loss	$(1,145)	$(1,444)	$(1,123)	$(14,506)	$(2,400)

Net interest yield (FTE basis)	2.39%	2.30%	2.45%	1.46%	2.11%

Balance Sheet
Average
Total loans and leases	$110,755	$116,993	$120,079	$121,683	$120,560
Total earning assets	130,201	139,789	149,177	158,674	172,339
Total assets	159,105	171,763	182,843	198,030	209,328
Allocated equity	14,791	14,757	14,240	17,139	18,736
Economic capital (1)	14,791	14,757	14,240	14,437	15,994

Period end
Total loans and leases	$109,264	$112,359	$119,823	$121,553	$118,749
Total earning assets	130,420	132,381	144,831	149,908	166,265
Total assets	158,207	163,712	188,769	185,398	204,484

Period end (in billions)
Mortgage servicing portfolio (2)	$1,686.7	$1,763.0	$1,917.4	$1,991.3	$2,028.4

(1)
Economic capital represents allocated equity less goodwill and a percentage of intangible assets (excluding MSRs). Economic capital is a non-GAAP financial measure. We believe the use of this non-GAAP financial measure provides additional clarity in assessing the results of the segment. Other companies may define or calculate this measure differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 42-45.)

(2)	Includes servicing of residential mortgage loans, home equity lines of credit, home equity loans and discontinued real estate mortgage loans.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	18

Bank of America Corporation and Subsidiaries
Consumer Real Estate Services Quarterly Results (1)
(Dollars in millions)
	First Quarter 2012
	Total Consumer Real Estate Services	Home Loans	Legacy Assets & Servicing
Net interest income (FTE basis)	$775	$347	$428
Noninterest income:
Mortgage banking income	1,831	736	1,095
Insurance income	6	6	—
All other income	62	22	40
Total noninterest income	1,899	764	1,135
Total revenue, net of interest expense (FTE basis)	2,674	1,111	1,563

Provision for credit losses	507	53	454

Noninterest expense	3,905	877	3,028
Income (loss) before income taxes	(1,738)	181	(1,919)
Income tax expense (benefit) (FTE basis)	(593)	66	(659)
Net income (loss)	$(1,145)	$115	$(1,260)

Balance Sheet
Average
Total loans and leases	$110,755	$51,663	$59,092
Total earning assets	130,201	57,479	72,722
Total assets	159,105	58,362	100,743
Allocated equity	14,791	n/a	n/a
Economic capital (2)	14,791	n/a	n/a

Period end
Total loans and leases	$109,264	$51,002	$58,262
Total earning assets	130,420	57,728	72,692
Total assets	158,207	58,694	99,513

	Fourth Quarter 2011
	Total Consumer Real Estate Services	Home Loans	Legacy Assets & Servicing
Net interest income (FTE basis)	$809	$384	$425
Noninterest income:
Mortgage banking income	2,330	508	1,822
Insurance loss	(3)	(3)	—
All other income	140	99	41
Total noninterest income	2,467	604	1,863
Total revenue, net of interest expense (FTE basis)	3,276	988	2,288

Provision for credit losses	1,001	63	938

Noninterest expense	4,573	749	3,824
Income (loss) before income taxes	(2,298)	176	(2,474)
Income tax expense (benefit) (FTE basis)	(854)	66	(920)
Net income (loss)	$(1,444)	$110	$(1,554)

Balance Sheet
Average
Total loans and leases	$116,993	$54,301	$62,692
Total earning assets	139,789	63,738	76,051
Total assets	171,763	65,004	106,759
Allocated equity	14,757	n/a	n/a
Economic capital (2)	14,757	n/a	n/a

Period end
Total loans and leases	$112,359	$52,371	$59,988
Total earning assets	132,381	58,823	73,558
Total assets	163,712	59,660	104,052

For footnotes see page 20.
Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	19

Bank of America Corporation and Subsidiaries
Consumer Real Estate Services Results (1) (continued)
(Dollars in millions)
	First Quarter 2011
	Total Consumer Real Estate Services	Home Loans	Legacy Assets & Servicing
Net interest income (FTE basis)	$896	$548	$348
Noninterest income:
Mortgage banking income	695	567	128
Insurance income	431	431	—
All other income	41	31	10
Total noninterest income	1,167	1,029	138
Total revenue, net of interest expense (FTE basis)	2,063	1,577	486

Provision for credit losses	1,098	—	1,098

Noninterest expense	4,777	1,479	3,298
Income (loss) before income taxes	(3,812)	98	(3,910)
Income tax expense (benefit) (FTE basis)	(1,412)	36	(1,448)
Net income (loss)	$(2,400)	$62	$(2,462)

Balance Sheet
Average
Total loans and leases	$120,560	$54,763	$65,797
Total earning assets	172,339	78,250	94,089
Total assets	209,328	78,256	131,072
Allocated equity	18,736	n/a	n/a
Economic capital (2)	15,994	n/a	n/a

Period end
Total loans and leases	$118,749	$54,423	$64,326
Total earning assets	166,265	72,862	93,403
Total assets	204,484	72,189	132,295

(1)
Consumer Real Estate Services includes Home Loans and Legacy Assets & Servicing. The results of certain mortgage servicing right activities, including net hedge results which were previously included in Home Loans, together with any related assets or liabilities used as economic hedges are included in Legacy Assets & Servicing. The goodwill asset and related impairment charge that was recorded in 2011 are included in Legacy Assets & Servicing.

(2)
Economic capital represents allocated equity less goodwill and a percentage of intangible assets (excluding MSRs). Economic capital is a non-GAAP financial measure. We believe the use of this non-GAAP financial measure provides additional clarity in assessing the results of the segment. Other companies may define or calculate this measure differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 42-45.)

n/a = not applicable

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	20

Bank of America Corporation and Subsidiaries
Consumer Real Estate Services Key Indicators
(Dollars in millions, except as noted)
	First Quarter 2012		Fourth Quarter 2011		Third Quarter 2011		Second Quarter 2011		First Quarter 2011

Mortgage servicing rights at fair value rollforward:
Balance, beginning of period	$7,378		$7,881		$12,372		$15,282		$14,900
Net additions	77		(290)		33		176		841
Impact of customer payments (1)	(521)		(612)		(664)		(639)		(706)
Other changes in mortgage servicing rights fair value (2)	655		399		(3,860)		(2,447)		247
Balance, end of period	$7,589		$7,378		$7,881		$12,372		$15,282

Capitalized mortgage servicing rights (% of loans serviced for investors)	58	bps	54	bps	52	bps	78	bps	95	bps
Mortgage loans serviced for investors (in billions)	$1,313		$1,379		$1,512		$1,578		$1,610

Loan production:
Consumer Real Estate Services
First mortgage	$12,185		$18,053		$30,448		$38,253		$52,519
Home equity	597		580		660		879		1,575
Total Corporation (3)
First mortgage	15,238		21,614		33,038		40,370		56,734
Home equity	760		759		847		1,054		1,728

Mortgage banking income (loss)
Production income (loss):
Core production revenue	$929		$502		$803		$824		$668
Representations and warranties provision	(282)		(263)		(278)		(14,037)		(1,013)
Total production income (loss)	647		239		525		(13,213)		(345)
Servicing income:
Servicing fees	1,332		1,333		1,464		1,556		1,606
Impact of customer payments (1)	(521)		(612)		(664)		(639)		(706)
Fair value changes of mortgage servicing rights, net of economic hedge results (4)	194		1,165		361		(873)		3
Other servicing-related revenue	179		205		114		151		137
Total net servicing income	1,184		2,091		1,275		195		1,040
Total Consumer Real Estate Services mortgage banking income (loss)	1,831		2,330		1,800		(13,018)		695
Other business segments’ mortgage banking loss (5)	(219)		(211)		(183)		(178)		(65)
Total consolidated mortgage banking income (loss)	$1,612		$2,119		$1,617		$(13,196)		$630

(1)	Represents the change in the market value of the mortgage servicing rights asset due to the impact of customer payments received during the year.

(2)	These amounts reflect the change in discount rates and prepayment speed assumptions, mostly due to changes in interest rates, as well as the effect of changes in other assumptions.

(3)	In addition to loan production in Consumer Real Estate Services, the remaining first mortgage and home equity loan production is primarily in GWIM.

(4)	Includes sale of mortgage servicing rights.

(5)	Includes the effect of transfers of mortgage loans from Consumer Real Estate Services to the asset and liability management portfolio included in All Other.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	21

Bank of America Corporation and Subsidiaries
Global Banking Segment Results
(Dollars in millions)
	First Quarter 2012	Fourth Quarter 2011	Third Quarter 2011	Second Quarter 2011	First Quarter 2011

Net interest income (FTE basis)	$2,399	$2,309	$2,323	$2,376	$2,482
Noninterest income:
Service charges	809	803	830	877	915
Investment banking income	652	629	616	948	868
All other income	591	262	183	460	437
Total noninterest income	2,052	1,694	1,629	2,285	2,220
Total revenue, net of interest expense (FTE basis)	4,451	4,003	3,952	4,661	4,702

Provision for credit losses	(238)	(256)	(182)	(557)	(123)

Noninterest expense	2,178	2,137	2,219	2,223	2,309
Income before income taxes	2,511	2,122	1,915	2,995	2,516
Income tax expense (FTE basis)	921	785	710	1,074	932
Net income	$1,590	$1,337	$1,205	$1,921	$1,584

Net interest yield (FTE basis)	3.17%	3.04%	3.05%	3.33%	3.66%
Return on average allocated equity	13.79	11.34	9.89	16.14	13.00
Return on average economic capital (1)	30.68	25.06	20.87	34.06	26.46
Efficiency ratio (FTE basis)	48.93	53.37	56.14	47.71	49.11

Balance Sheet
Average
Total loans and leases	$277,096	$276,844	$268,170	$260,132	$256,846
Total earnings assets (2)	304,522	301,448	301,853	285,808	275,424
Total assets (2)	350,526	348,469	349,237	332,361	323,357
Total deposits	237,532	240,732	246,291	235,699	225,785
Allocated equity	46,393	46,762	48,356	47,735	49,407
Economic capital (1)	20,857	21,187	22,957	22,631	24,299

Period end
Total loans and leases	$272,224	$278,177	$273,549	$263,066	$257,468
Total earnings assets (2)	294,752	302,353	294,072	294,164	279,134
Total assets (2)		350,148	342,038	341,587	327,611
Total deposits	237,608	246,466	236,264	243,885	229,199

(1)
Return on average economic capital is calculated as net income adjusted for cost of funds and earnings credit and certain expenses related to intangibles, divided by average economic capital. Economic capital represents allocated equity less goodwill and a percentage of intangible assets. Economic capital and return on average economic capital are non-GAAP financial measures. We believe the use of these non-GAAP financial measures provide additional clarity in assessing the results of the segments. Other companies may define or calculate this measure differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 42-45.)

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	22

Bank of America Corporation and Subsidiaries
Global Banking Key Indicators
(Dollars in millions)
	First Quarter 2012	Fourth Quarter 2011	Third Quarter 2011	Second Quarter 2011	First Quarter 2011

Investment Banking fees (1)
Advisory (2)	$190	$265	$260	$356	$301
Debt issuance	347	255	230	420	389
Equity issuance	115	109	126	172	178
Total Investment Banking fees (3)	$652	$629	$616	$948	$868

Business Lending
Corporate	$881	$694	$777	$788	$987
Commercial	1,148	1,177	1,169	1,369	1,238
Total Business Lending revenue (3)	$2,029	$1,871	$1,946	$2,157	$2,225

Treasury Services
Corporate	$645	$632	$616	$638	$621
Commercial	943	909	856	912	855
Total Treasury Services revenue (3)	$1,588	$1,541	$1,472	$1,550	$1,476

Average deposit balances
Interest-bearing	$76,213	$78,598	$90,689	$96,731	$94,532
Noninterest-bearing	161,319	162,134	155,602	138,968	131,253
Total average deposits	$237,532	$240,732	$246,291	$235,699	$225,785

Loan spread	1.89%	1.85%	1.97%	2.02%	2.33%

Provision for credit losses	$(238)	$(256)	$(182)	$(557)	$(123)

Credit quality (4, 5)
Reservable utilized criticized exposure	$17,983	$20,072	$22,859	$26,813	$30,336
	6.43%	7.05%	8.16%	9.70%	10.95%

Nonperforming loans, leases and foreclosed properties	$4,130	$4,646	$5,377	$5,984	$6,791
	1.54%	1.70%	2.00%	2.31%	2.67%

Average loans and leases by product
U.S. commercial	$128,887	$124,882	$119,155	$118,160	$117,057
Commercial real estate	33,651	34,604	36,458	38,770	40,913
Commercial lease financing	23,387	23,050	23,101	23,041	23,478
Non-U.S. commercial	49,125	50,878	47,181	39,089	32,961
Direct/Indirect consumer	42,040	43,427	42,253	41,048	42,412
Other	6	3	22	24	25
Total average loans and leases	$277,096	$276,844	$268,170	$260,132	$256,846

Total Corporation Investment Banking fees
Advisory (2)	$204	$273	$273	$382	$320
Debt issuance	777	589	515	939	845
Equity issuance	305	267	316	422	448
Total investment banking fees	1,286	1,129	1,104	1,743	1,613
Self-Led	(69)	(116)	(162)	(59)	(35)
Total Investment Banking fees	$1,217	$1,013	$942	$1,684	$1,578

(1)	Includes self-led deals and represents fees attributable to Global Banking under an internal sharing arrangement.

(2)	Advisory includes fees on debt and equity advisory and mergers and acquisitions.

(3)	Total Global Banking revenue includes certain insignificant items that are not included in Investment Banking fees, Business Lending revenue or Treasury Services revenue.

(4)
Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure is on an end-of-period basis and is also shown as a percentage of total reservable commercial utilized credit exposure, including loans and leases, standby letters of credit, financial guarantees, commercial letters of credit and bankers' acceptances.

(5)	Nonperforming loans, leases and foreclosed properties are on an end-of-period basis. The nonperforming ratio is nonperforming assets divided by loans, leases and foreclosed properties.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	23

Bank of America Corporation and Subsidiaries
Investment Banking Product Rankings
	Three Months Ended March 31, 2012
	Global		U.S.
	Product Ranking	Market Share	Product Ranking	Market Share
High-yield corporate debt	2	10.0%	2	11.6%
Leveraged loans	2	10.2	1	15.1
Mortgage-backed securities	7	6.5	7	7.1
Asset-backed securities	2	12.3	2	14.4
Convertible debt	3	9.2	1	32.1
Common stock underwriting	7	5.4	5	8.7
Investment-grade corporate debt	2	6.0	2	12.9
Syndicated loans	1	10.5	1	16.7
Net investment banking revenue	2	6.2	2	9.8
Announced mergers and acquisitions	8	11.2	5	17.9
Equity capital markets	7	5.8	4	10.3
Debt capital markets	5	5.0	3	9.3
Source: Dealogic data as of April 2, 2012. Figures above include self-led transactions.

•	Rankings based on deal volumes except for net investment banking revenue rankings which reflect fees.

•	Debt capital markets excludes loans but includes agencies.

•	Mergers and acquisitions fees included in investment banking revenues reflect 10 percent fee credit at announcement and 90 percent fee credit at completion as per Dealogic.

•	Mergers and acquisitions volume rankings are for announced transactions and provide credit to all investment banks advising the target or acquiror.

•	Each advisor receives full credit for the deal amount unless advising a minority stakeholder.
Highlights

Global top 3 rankings in:
High-yield corporate debt	Convertible debt
Leveraged loans	Investment-grade corporate debt
Asset-backed securities	Syndicated loans

U.S. top 3 rankings in:
High-yield corporate debt	Investment-grade corporate debt
Leveraged loans	Syndicated loans
Asset-backed securities	Debt capital markets
Convertible debt

Top 3 rankings excluding self-led deals:
Both Global & U.S.:    High-yield corporate debt, Leveraged loans, Asset-backed securities, Convertible debt, Investment-grade corporate debt, Syndicated loans

This information is preliminary and based on company data available at the time of the presentation.	24

Bank of America Corporation and Subsidiaries
Global Markets Segment Results
(Dollars in millions)
	First Quarter 2012	Fourth Quarter 2011	Third Quarter 2011	Second Quarter 2011	First Quarter 2011

Net interest income (FTE basis)	$798	$863	$925	$874	$1,020
Noninterest income:
Investment and brokerage services	510	447	584	557	647
Investment banking fees	556	424	438	699	651
Trading account profits	2,038	370	1,422	2,016	2,616
All other income (loss)	291	(299)	(74)	267	338
Total noninterest income	3,395	942	2,370	3,539	4,252
Total revenue, net of interest expense (FTE basis) (1)	4,193	1,805	3,295	4,413	5,272

Provision for credit losses	(20)	(18)	3	(8)	(33)

Noninterest expense	3,076	2,893	2,966	3,263	3,114
Income (loss) before income taxes	1,137	(1,070)	326	1,158	2,191
Income tax expense (benefit) (FTE basis)	339	(302)	878	247	797
Net income (loss)	$798	$(768)	$(552)	$911	$1,394

Return on average allocated equity	18.19%	n/m	n/m	16.38%	22.02%
Return on average economic capital (2)	23.54	n/m	n/m	19.99	25.99
Efficiency ratio (FTE basis)	73.36	n/m	90.01%	73.94	59.06

Balance Sheet
Average
Total trading-related assets (3)	$448,731	$444,319	$489,172	$499,274	$456,966
Total earning assets (3)	424,336	414,141	445,435	457,857	465,255
Total assets	557,911	552,190	603,661	622,251	581,074
Allocated equity	17,642	19,130	20,934	22,315	25,687
Economic capital (2)	13,669	15,154	16,954	18,345	21,814

Period end
Total trading-related assets (3)	$440,091	$397,876	$446,697	$444,556	$454,855
Total earning assets (3)	417,634	372,852	413,677	405,396	461,427
Total assets	548,612	501,150	552,097	560,684	576,487

Trading-related assets (average)
Trading account securities	$185,890	$172,955	$199,201	$213,631	$205,497
Reverse repurchases	160,079	162,507	174,574	173,270	151,211
Securities borrowed	47,286	46,476	46,930	53,756	45,033
Derivative assets	55,476	62,381	68,467	58,617	55,225
Total trading-related assets (3)	$448,731	$444,319	$489,172	$499,274	$456,966

(1)
Substantially all of Global Markets total revenue is sales and trading revenue and investment banking fees, with a small portion related to certain revenue sharing agreements with other business segments. For additional sales and trading revenue information, see page 26.

(2)
Return on average economic capital is calculated as net income adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average economic capital. Economic capital represents allocated equity less goodwill and a percentage of intangible assets. Economic capital and return on average economic capital are non-GAAP financial measures. We believe the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 42-45.)

(3)	Trading-related assets includes assets which are not considered earning assets (i.e., derivative assets).

n/m = not meaningful

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	25

Bank of America Corporation and Subsidiaries
Global Markets Key Indicators
(Dollars in millions)
	First Quarter 2012	Fourth Quarter 2011	Third Quarter 2011	Second Quarter 2011	First Quarter 2011

Sales and trading revenue
Fixed income, currency and commodities	$2,844	$809	$2,059	$2,643	$3,390
Equity income	907	670	957	1,077	1,239
Total sales and trading revenue	$3,751	$1,479	$3,016	$3,720	$4,629

Sales and trading revenue breakdown
Net interest income	$798	$863	$925	$874	$1,020
Commissions	510	447	584	557	647
Trading	2,038	370	1,422	2,016	2,616
Other	405	(201)	85	273	346
Total sales and trading revenue	$3,751	$1,479	$3,016	$3,720	$4,629

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	26

Bank of America Corporation and Subsidiaries
Credit Default Swaps with Monoline Financial Guarantors
(Dollars in millions)
March 31, 2012
Monoline Exposure
Notional	$14,663

Mark-to-market or guarantor receivable	$1,491
Credit valuation adjustment	(248)
Total	$1,243
Credit valuation adjustment %	17%
Gains during the three months ended March 31, 2012	$104

December 31, 2011
Monoline Exposure
Notional	$21,070

Mark-to-market or guarantor receivable	$1,766
Credit valuation adjustment	(417)
Total	$1,349
Credit valuation adjustment %	24%
Gains during the three months ended December 31, 2011	$62
Gains during the year ended December 31, 2011	116

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	27

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management Segment Results
(Dollars in millions)
	First Quarter 2012	Fourth Quarter 2011	Third Quarter 2011	Second Quarter 2011	First Quarter 2011

Net interest income (FTE basis)	$1,578	$1,496	$1,412	$1,573	$1,571
Noninterest income:
Investment and brokerage services	2,296	2,190	2,364	2,378	2,378
All other income	486	481	462	544	547
Total noninterest income	2,782	2,671	2,826	2,922	2,925
Total revenue, net of interest expense (FTE basis)	4,360	4,167	4,238	4,495	4,496

Provision for credit losses	46	118	162	72	46

Noninterest expense	3,450	3,637	3,507	3,624	3,589
Income before income taxes	864	412	569	799	861
Income tax expense (FTE basis)	317	153	211	286	319
Net income	$547	$259	$358	$513	$542

Net interest yield (FTE basis)	2.39%	2.24%	2.07%	2.34%	2.30%
Return on average allocated equity	12.78	5.78	7.97	11.71	12.26
Return on average economic capital (1)	33.81	14.73	20.30	30.45	30.98
Efficiency ratio (FTE basis)	79.11	87.25	82.74	80.64	79.83

Balance Sheet
Average
Total loans and leases	$103,036	$102,709	$102,786	$102,201	$100,852
Total earning assets (2)	265,362	265,122	271,207	269,208	277,222
Total assets (2)	284,926	284,629	290,974	289,262	297,531
Total deposits	252,705	250,040	255,882	255,432	258,719
Allocated equity	17,228	17,845	17,826	17,560	17,932
Economic capital (1)	6,587	7,182	7,135	6,854	7,204

Period end
Total loans and leases	$102,903	$103,460	$102,362	$102,878	$101,287
Total earning assets (2)	258,733	263,586	260,940	264,104	265,005
Total assets (2)	278,185	284,062	280,897	284,504	285,690
Total deposits	252,755	253,264	251,251	255,796	256,751

(1)
Return on average economic capital is calculated as net income adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average economic capital. Economic capital represents allocated equity less goodwill and a percentage of intangible assets. Economic capital and return on average economic capital are non-GAAP financial measures. We believe the use of these non-GAAP financial measures provides additional clarity in assessing the results of the segments. Other companies may define or calculate these measures differently. (See Exhibit A: Non-GAAP Reconciliations - Reconciliations to GAAP Financial Measures on pages 42-45.)

(2)	Total earning assets and total assets include asset allocations to match liabilities (i.e., deposits).

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	28

Bank of America Corporation and Subsidiaries
Global Wealth & Investment Management - Key Indicators and Metrics
(Dollars in millions, except as noted)
	First Quarter 2012	Fourth Quarter 2011	Third Quarter 2011	Second Quarter 2011	First Quarter 2011

Revenues
Merrill Lynch Global Wealth Management	$3,682	$3,463	$3,594	$3,770	$3,789
U.S. Trust	653	679	626	706	682
Other (1)	25	25	18	19	25
Total revenues	$4,360	$4,167	$4,238	$4,495	$4,496

Client Balances
Client Balances by Business
Merrill Lynch Global Wealth Management	$1,841,106	$1,749,059	$1,686,404	$1,795,860	$1,813,547
U.S. Trust	333,876	324,003	315,244	341,924	345,111
Other (1)	66,309	66,182	65,153	67,875	71,759

Client Balances by Type
Assets under management	$692,959	$647,126	$616,899	$661,010	$664,554
Client brokerage assets	1,074,454	1,024,193	986,718	1,065,996	1,087,536
Assets in custody	114,938	107,989	106,293	116,499	116,816
Client deposits	252,755	253,264	251,251	255,796	256,751
Loans and leases (2)	106,185	106,672	105,640	106,358	104,760
Total client balances	$2,241,291	$2,139,244	$2,066,801	$2,205,659	$2,230,417

Assets Under Management Flows
Liquidity assets under management (3)	$70	$1,029	$(2,568)	$(3,771)	$(6,659)
Long-term assets under management (4)	7,752	4,462	4,493	4,535	14,159
Total assets under management flows	$7,822	$5,491	$1,925	$764	$7,500

Associates (5)
Number of Financial Advisors	17,512	17,308	17,094	16,443	15,797
Total Wealth Advisors	18,840	18,667	18,498	17,836	17,217
Total Client Facing Professionals	21,912	21,784	21,624	20,957	20,347

Merrill Lynch Global Wealth Management Metrics
Financial Advisory Productivity (6) (in thousands)	$905	$881	$921	$965	$1,005

U.S. Trust Metrics
Client Facing Professionals	2,223	2,247	2,270	2,279	2,312

(1)	Other includes the results of BofA Global Capital Management (the former Columbia cash management business) and other administrative items.

(2)	Includes margin receivables which are classified in other assets on the Consolidated Balance Sheet.

(3)
Defined as assets under advisory and discretion of GWIM in which the investment strategy seeks a high level of income while maintaining liquidity and capital preservation. The duration of these strategies is less than one year.

(4)	Defined as assets under advisory and discretion of GWIM in which the duration of the investment strategy is longer than one year.

(5)
Includes Financial Advisors in the Consumer & Business Banking segment of 1,337, 1,143, 1,032, 796 and 594 at March 31, 2012, December 31, 2011, September 30, 2011, June 30, 2011 and March 31, 2011, respectively.

(6)
Financial Advisor Productivity is defined as annualized MLGWM total revenue divided by the total number of financial advisors (excluding Financial Advisors in the Consumer & Business Banking segment). Total revenue excludes corporate allocation of net interest income related to certain ALM activities.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	29

Bank of America Corporation and Subsidiaries
All Other Results (1)
(Dollars in millions)
	First Quarter 2012	Fourth Quarter 2011	Third Quarter 2011	Second Quarter 2011	First Quarter 2011

Net interest income (FTE basis)	$424	$403	$7	$542	$828
Noninterest income:
Card income (2)	87	90	72	149	154
Equity investment income	417	3,110	1,380	1,139	1,415
Gains on sales of debt securities	712	1,102	697	831	468
All other income (loss)	(2,253)	(415)	4,114	(111)	(767)
Total noninterest income	(1,037)	3,887	6,263	2,008	1,270
Total revenue, net of interest expense (FTE basis)	(613)	4,290	6,270	2,550	2,098

Provision for credit losses	1,246	792	1,374	1,841	2,165

Goodwill impairment	—	581	—	—	—
Merger and restructuring charges	—	101	176	159	202
All other noninterest expense	2,286	1,174	574	587	1,731
Income (loss) before income taxes	(4,145)	1,642	4,146	(37)	(2,000)
Income tax expense (benefit) (FTE basis)	(1,554)	278	(532)	130	(888)
Net income (loss)	$(2,591)	$1,364	$4,678	$(167)	$(1,112)

Balance Sheet
Average
Total loans and leases	$264,113	$272,808	$286,753	$287,840	$288,301
Total assets (3)	311,632	335,718	355,794	374,513	413,619
Total deposits	39,774	46,055	52,846	48,072	50,107
Allocated equity (4)	83,565	76,736	68,672	77,759	65,307

Period end
Total loans and leases	$260,006	$267,621	$274,268	$287,425	$286,531
Total assets (5)	311,272	309,471	336,265	367,840	353,412
Total deposits	30,146	32,729	53,248	43,908	36,154

(1)
All Other consists of two broad groupings, Equity Investments and Other. Equity Investments includes Global Principal Investments, Strategic and other investments. Other includes liquidating businesses, merger and restructuring charges, ALM functions (i.e., residential mortgage portfolio and investment securities) and related activities (i.e., economic hedges, fair value option on structured liabilities), and the impact of certain allocation methodologies. Other also includes certain residential mortgage and discontinued real estate products that are managed by Legacy Assets & Servicing within Consumer Real Estate Services.

(2)	During the third quarter of 2011, the international consumer card business results were moved to All Other from Consumer & Business Banking and prior periods were reclassified.

(3)
Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) of $592.4 billion, $580.5 billion, $602.4 billion, $596.4 billion and $586.1 billion for the first quarter of 2012, and the fourth, third, second and first quarters of 2011, respectively.

(4)	Represents both the risk-based capital and the portion of goodwill and intangibles assigned to All Other as well as the remaining portion of equity not specifically allocated to the business segments.

(5)
Includes elimination of segments’ excess asset allocations to match liabilities (i.e., deposits) of $597.9 billion, $580.7 billion, $581.2 billion, $596.0 billion and $593.1 billion at March 31, 2012, December 31, 2011, September 30, 2011, June 30, 2011 and March 31, 2011, respectively.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	30

Bank of America Corporation and Subsidiaries
Equity Investments
(Dollars in millions)
	Global Principal Investments Exposures
	March 31, 2012			December 31, 2011	Equity Investment Income
	Book Value	Unfunded Commitments	Total	Total	First Quarter 2012
Global Principal Investments:
Private Equity Investments	$1,505	$78	$1,583	$1,621	$168
Global Real Estate	724	101	825	1,083	47
Global Strategic Capital	1,554	130	1,684	1,896	115
Legacy/Other Investments	940	122	1,062	1,769	73
Total Global Principal Investments	$4,723	$431	$5,154	$6,369	$403

Components of Equity Investment Income
(Dollars in millions)
	First Quarter 2012	Fourth Quarter 2011	Third Quarter 2011	Second Quarter 2011	First Quarter 2011

Global Principal Investments	$403	$212	$(1,580)	$401	$1,367
Strategic and other investments (1)	14	2,898	2,960	738	48
Total equity investment income included in All Other	417	3,110	1,380	1,139	1,415
Total equity investment income included in the business segments	348	117	66	73	60
Total consolidated equity investment income	$765	$3,227	$1,446	$1,212	$1,475

(1)	Includes the Corporation’s equity investment interest in China Construction Bank and Banc of America Merchant Services, LLC.

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	31

Bank of America Corporation and Subsidiaries
Outstanding Loans and Leases
(Dollars in millions)
	March 31 2012	December 31 2011	Increase (Decrease)
Consumer
Residential mortgage (1)	$256,431	$262,290	$(5,859)
Home equity	121,246	124,699	(3,453)
Discontinued real estate (2)	10,453	11,095	(642)
U.S. credit card	96,433	102,291	(5,858)
Non-U.S. credit card	13,914	14,418	(504)
Direct/Indirect consumer (3)	86,128	89,713	(3,585)
Other consumer (4)	2,607	2,688	(81)
Total consumer loans excluding loans accounted for under the fair value option	587,212	607,194	(19,982)
Consumer loans accounted for under the fair value option (5)	2,204	2,190	14
Total consumer	589,416	609,384	(19,968)

Commercial
U.S. commercial (6)	193,684	193,199	485
Commercial real estate (7)	38,049	39,596	(1,547)
Commercial lease financing	21,556	21,989	(433)
Non-U.S. commercial	52,601	55,418	(2,817)
Total commercial loans excluding loans accounted for under the option	305,890	310,202	(4,312)
Commercial loans accounted for under the fair value option (5)	6,988	6,614	374
Total commercial	312,878	316,816	(3,938)
Total loans and leases	$902,294	$926,200	$(23,906)

(1)	Includes non-U.S. residential mortgages of $87 million and $85 million at March 31, 2012 and December 31, 2011.

(2)
Includes $9.3 billion and $9.9 billion of pay option loans, and $1.1 billion and $1.2 billion of subprime loans at March 31, 2012 and December 31, 2011. The Corporation no longer originates these products.

(3)
Includes dealer financial services loans of $40.2 billion and $43.0 billion, consumer lending loans of $7.1 billion and $8.0 billion, U.S. securities-based lending margin loans of $24.0 billion and $23.6 billion, student loans of $5.7 billion and $6.0 billion, non-U.S. consumer loans of $7.6 billion and $7.6 billion, and other consumer loans of $1.5 billion and $1.5 billion at March 31, 2012 and December 31, 2011.

(4)
Includes consumer finance loans of $1.6 billion and $1.7 billion, other non-U.S. consumer loans of $951 million and $929 million, and consumer overdrafts of $58 million and $103 million at March 31, 2012 and December 31, 2011.

(5)
Certain consumer loans are accounted for under the fair value option and include residential mortgages of $881 million and $906 million and discontinued real estate of $1.3 billion and $1.3 billion at March 31, 2012 and December 31, 2011. Certain commercial loans are accounted for under the fair value option and include U.S. commercial loans of $2.2 billion and $2.2 billion, and non-U.S. commercial loans of $4.8 billion and $4.4 billion at March 31, 2012 and December 31, 2011.

(6)	Includes U.S. small business commercial loans, including card related products, of $13.0 billion and $13.3 billion at March 31, 2012 and December 31, 2011.

(7)	Includes U.S. commercial real estate loans of $36.3 billion and $37.8 billion, and non-U.S. commercial real estate loans of $1.7 billion and $1.8 billion at March 31, 2012 and December 31, 2011.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	32

Bank of America Corporation and Subsidiaries
Quarterly Average Loans and Leases by Business Segment
(Dollars in millions)
	First Quarter 2012
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	Global Banking	Global Markets	GWIM	All Other
Consumer
Residential mortgage	$260,573	$—	$949	$—	$95	$37,201	$222,328
Home equity	122,933	—	108,335	—	—	14,372	226
Discontinued real estate	12,082	—	1,304	—	—	—	10,778
U.S. credit card	98,334	98,334	—	—	—	—	—
Non-U.S. credit card	14,151	—	—	—	—	—	14,151
Direct/Indirect consumer	88,321	7,648	89	42,040	5	32,652	5,887
Other consumer	2,617	527	—	6	—	10	2,074
Total consumer	599,011	106,509	110,677	42,046	100	84,235	255,444

Commercial
U.S. commercial	195,111	32,702	76	128,887	11,951	17,108	4,387
Commercial real estate	39,190	2,353	2	33,651	185	1,551	1,448
Commercial lease financing	21,679	—	—	23,387	—	4	(1,712)
Non-U.S. commercial	58,731	14	—	49,125	4,908	138	4,546
Total commercial	314,711	35,069	78	235,050	17,044	18,801	8,669
Total loans and leases	$913,722	$141,578	$110,755	$277,096	$17,144	$103,036	$264,113

	Fourth Quarter 2011
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	Global Banking	Global Markets	GWIM	All Other
Consumer
Residential mortgage	$266,144	$—	$1,106	$—	$95	$37,025	$227,918
Home equity	126,251	—	111,138	—	—	14,805	308
Discontinued real estate	14,073	—	2,848	—	—	—	11,225
U.S. credit card	102,241	102,241	—	—	—	—	—
Non-U.S. credit card	15,981	—	—	—	—	—	15,981
Direct/Indirect consumer	90,861	8,546	93	43,427	726	31,984	6,085
Other consumer	2,751	654	—	3	—	13	2,081
Total consumer	618,302	111,441	115,185	43,430	821	83,827	263,598

Commercial
U.S. commercial	196,778	33,217	1,807	124,882	11,432	17,111	8,329
Commercial real estate	40,673	2,477	1	34,604	428	1,589	1,574
Commercial lease financing	21,278	—	—	23,050	—	4	(1,776)
Non-U.S. commercial	55,867	15	—	50,878	3,713	178	1,083
Total commercial	314,596	35,709	1,808	233,414	15,573	18,882	9,210
Total loans and leases	$932,898	$147,150	$116,993	$276,844	$16,394	$102,709	$272,808

	First Quarter 2011
	Total Corporation	Consumer & Business Banking	Consumer Real Estate Services	Global Banking	Global Markets	GWIM	All Other
Consumer
Residential mortgage	$262,049	$—	$—	$—	$99	$35,752	$226,198
Home equity	136,089	—	119,123	13	—	15,686	1,267
Discontinued real estate	12,899	—	—	—	—	—	12,899
U.S. credit card	109,941	109,941	—	—	—	—	—
Non-U.S. credit card	27,633	—	—	—	—	—	27,633
Direct/Indirect consumer	90,097	11,839	97	42,412	366	28,110	7,273
Other consumer	2,753	1,660	(16)	12	—	17	1,080
Total consumer	641,461	123,440	119,204	42,437	465	79,565	276,350

Commercial
U.S. commercial	191,353	34,886	1,349	117,057	8,989	19,355	9,717
Commercial real estate	48,359	2,618	7	40,913	459	1,731	2,631
Commercial lease financing	21,634	—	—	23,478	—	34	(1,878)
Non-U.S. commercial	36,159	32	—	32,961	1,518	167	1,481
Total commercial	297,505	37,536	1,356	214,409	10,966	21,287	11,951
Total loans and leases	$938,966	$160,976	$120,560	$256,846	$11,431	$100,852	$288,301

Certain prior period amounts have been reclassified among the segments to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	33

Bank of America Corporation and Subsidiaries
Commercial Credit Exposure by Industry (1, 2, 3)
(Dollars in millions)
	Commercial Utilized			Total Commercial Committed
	March 31 2012	December 31 2011	Increase (Decrease)	March 31 2012	December 31 2011	Increase (Decrease)
Diversified financials	$56,119	$64,957	$(8,838)	$87,171	$94,969	$(7,798)
Real estate (4)	45,779	48,138	(2,359)	60,770	62,566	(1,796)
Government and public education	41,981	43,090	(1,109)	55,126	57,021	(1,895)
Capital goods	23,127	24,025	(898)	49,730	48,013	1,717
Healthcare equipment and services	30,636	31,298	(662)	47,590	48,141	(551)
Retailing	25,663	25,478	185	45,088	46,290	(1,202)
Materials	19,875	19,384	491	37,863	38,070	(207)
Consumer services	24,111	24,445	(334)	37,799	38,498	(699)
Banks	30,562	35,231	(4,669)	34,433	38,735	(4,302)
Energy	15,569	15,151	418	32,476	32,074	402
Food, beverage and tobacco	14,817	15,904	(1,087)	29,296	30,501	(1,205)
Commercial services and supplies	18,431	20,089	(1,658)	29,290	30,831	(1,541)
Utilities	7,938	8,102	(164)	24,229	24,552	(323)
Media	11,037	11,447	(410)	21,091	21,158	(67)
Transportation	12,625	12,683	(58)	19,503	19,036	467
Individuals and trusts	14,483	14,993	(510)	18,239	19,001	(762)
Insurance, including monolines	8,998	10,090	(1,092)	15,344	16,157	(813)
Pharmaceuticals and biotechnology	4,463	4,141	322	11,678	11,328	350
Technology hardware and equipment	4,680	5,247	(567)	10,954	12,173	(1,219)
Religious and social organizations	7,989	8,536	(547)	10,868	11,160	(292)
Software and services	4,517	4,304	213	10,676	9,579	1,097
Telecommunication services	3,936	4,297	(361)	9,977	10,424	(447)
Consumer durables and apparel	4,370	4,505	(135)	8,726	8,965	(239)
Automobiles and components	2,951	2,813	138	7,363	7,178	185
Food and staples retailing	3,226	3,273	(47)	6,470	6,476	(6)
Other	6,345	4,888	1,457	8,954	7,636	1,318
Total commercial credit exposure by industry	$444,228	$466,509	$(22,281)	$730,704	$750,532	$(19,828)
Net credit default protection purchased on total commitments (5)				$(19,880)	$(19,356)

(1)
Includes loans and leases, standby letters of credit and financial guarantees, derivative assets, assets held-for-sale, commercial letters of credit, bankers’ acceptances, securitized assets, foreclosed properties and other collateral acquired. Derivative assets are carried at fair value, reflect the effects of legally enforceable master netting agreements and have been reduced by the amount of cash collateral applied of $60.6 billion and $58.9 billion at March 31, 2012 and December 31, 2011. Not reflected in utilized and committed exposure is additional derivative collateral held of $16.7 billion and $16.1 billion which consists primarily of other marketable securities at March 31, 2012 and December 31, 2011.

(2)
Total commercial utilized and total commercial committed exposure includes loans and letters of credit measured at fair value and are comprised of loans outstanding of $7.0 billion and $6.6 billion and issued letters of credit at notional value of $1.0 billion and $1.3 billion at March 31, 2012 and December 31, 2011. In addition, total commercial committed exposure includes unfunded loan commitments at notional value of $23.0 billion and $24.4 billion at March 31, 2012 and December 31, 2011.

(3)	Includes U.S. small business commercial exposure.

(4)
Industries are viewed from a variety of perspectives to best isolate the perceived risks. For purposes of this table, the real estate industry is defined based upon the borrowers’ or counterparties’ primary business activity using operating cash flows and primary source of repayment as key factors.

(5)	Represents net notional credit protection purchased.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	34

Bank of America Corporation and Subsidiaries
Net Credit Default Protection by Maturity Profile (1)
	March 31 2012	December 31 2011
Less than or equal to one year	16%	16%
Greater than one year and less than or equal to five years	78	77
Greater than five years	6	7
Total net credit default protection	100%	100%

(1)
To mitigate the cost of purchasing credit protection, credit exposure can be added by selling credit protection. The distribution of maturities for net credit default protection purchased is shown above.

Net Credit Default Protection by Credit Exposure Debt Rating (1)
(Dollars in millions)
	March 31, 2012		December 31, 2011
Ratings (2, 3)	Net Notional	Percent	Net Notional	Percent
AAA	$(201)	1.0%	$(32)	0.2%
AA	(583)	2.9	(779)	4.0
A	(8,667)	43.6	(7,184)	37.1
BBB	(7,387)	37.2	(7,436)	38.4
BB	(965)	4.9	(1,527)	7.9
B	(1,386)	7.0	(1,534)	7.9
CCC and below	(543)	2.7	(661)	3.4
NR (4)	(148)	0.7	(203)	1.1
Total net credit default protection	$(19,880)	100.0%	$(19,356)	100.0%

(1)
To mitigate the cost of purchasing credit protection, credit exposure can be added by selling credit protection. The distribution of debt rating for net notional credit default protection purchased is shown as a negative and the net notional credit protection sold is shown as a positive amount.

(2)	Ratings are refreshed on a quarterly basis.

(3)	The Corporation considers ratings of BBB- or higher to meet the definition of investment grade.

(4)
In addition to names which have not been rated, “NR” includes $9 million and $(15) million in net credit default swap index positions at March 31, 2012 and December 31, 2011. While index positions are principally investment grade, credit default swaps indices include names in and across each of the ratings categories.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	35

Bank of America Corporation and Subsidiaries
Selected Emerging Markets (1)
(Dollars in millions)	Loans and Leases, and Loan Commitments	Other Financing (2)	Net Counterparty Exposure (3)	Securities / Other Investments (4)	Total Cross-border Exposure (5)	Local Country Exposure Net of Local Liabilities (6)	Total Selected Emerging Market Exposure at March 31, 2012	Increase (Decrease) from December 31, 2011
Region/Country
Asia Pacific
India	$4,090	$1,411	$509	$3,067	$9,077	$—	$9,077	$(1,405)
South Korea	1,633	1,181	399	2,504	5,717	2,118	7,835	512
China (7)	3,583	276	763	2,332	6,954	217	7,171	17
Hong Kong	288	539	190	1,074	2,091	1,671	3,762	601
Singapore	510	134	446	1,779	2,869	—	2,869	(78)
Taiwan	564	39	147	711	1,461	892	2,353	(34)
Thailand	37	9	27	1,118	1,191	—	1,191	496
Other Asia Pacific (8)	847	64	174	633	1,718	7	1,725	(72)
Total Asia Pacific	$11,552	$3,653	$2,655	$13,218	$31,078	$4,905	$35,983	$37
Latin America
Brazil	$1,881	$176	$297	$1,969	$4,323	$2,955	$7,278	$(886)
Mexico	2,050	290	250	671	3,261	—	3,261	(729)
Chile	982	49	277	16	1,324	15	1,339	(268)
Other Latin America (8)	488	410	34	440	1,372	154	1,526	22
Total Latin America	$5,401	$925	$858	$3,096	$10,280	$3,124	$13,404	$(1,861)
Middle East and Africa
United Arab Emirates	$1,722	$76	$137	$17	$1,952	$—	$1,952	$245
Saudi Arabia	167	69	446	20	702	22	724	61
South Africa	501	47	61	26	635	—	635	(73)
Other Middle East and Africa (8)	696	250	135	162	1,243	5	1,248	55
Total Middle East and Africa	$3,086	$442	$779	$225	$4,532	$27	$4,559	$288
Central and Eastern Europe
Russian Federation	$2,139	$240	$36	$111	$2,526	$13	$2,539	$615
Turkey	1,004	166	13	429	1,612	54	1,666	497
Other Central and Eastern Europe (8)	106	64	229	285	684	—	684	(212)
Total Central and Eastern Europe	$3,249	$470	$278	$825	$4,822	$67	$4,889	$900
Total emerging market exposure	$23,288	$5,490	$4,570	$17,364	$50,712	$8,123	$58,835	$(636)

(1)
There is no generally accepted definition of emerging markets. The definition that we use includes all countries in Asia Pacific excluding Japan, Australia and New Zealand; all countries in Latin America excluding Cayman Islands and Bermuda; all countries in Middle East and Africa; and all countries in Central and Eastern Europe. At March 31, 2012 and December 31, 2011, there was $2.6 billion and $1.7 billion in emerging market exposure accounted for under the fair value option.

(2)	Includes acceptances, due froms, standby letters of credit, commercial letters of credit and formal guarantees.

(3)
Net Counterparty Exposure includes the fair value of derivatives and secured financing transactions, which have been reduced by all eligible collateral, predominantly in cash, pledged under legally enforceable netting agreements. The notional value of repurchase transactions was $3.1 billion at March 31, 2012.

(4)	Securities exposures are reduced by hedges and short positions on a single-name basis to but not below zero.

(5)
Cross-border exposure includes amounts payable to the Corporation by borrowers or counterparties with a country of residence other than the one in which the credit is booked, regardless of the currency in which the claim is denominated, consistent with FFIEC reporting requirements.

(6)
Local country exposure includes amounts payable to the Corporation by borrowers with a country of residence in which the credit is booked. Local funding or liabilities are subtracted from local exposures consistent with FFIEC reporting requirements. Total amount of available local liabilities funding local country exposure was $16.8 billion and $18.7 billion at March 31, 2012 and December 31, 2011. Local liabilities at March 31, 2012 in Asia Pacific, Latin America, and Middle East and Africa were $15.7 billion, $851 million and $284 million, respectively, of which $7.0 billion was in Singapore, $2.1 billion in China, $2.0 billion in both Hong Kong and India, $747 million in Mexico, $654 million in Korea, $545 million in Thailand, $525 million in Taiwan and $501 million in Malaysia. There were no other countries with available local liabilities funding local country exposure greater than $500 million.

(7)	Securities/other investments includes investment of $716 million in China Construction Bank.

(8)	No country included in the Other Asia Pacific, Other Latin America, Other Middle East and Africa, and Other Central and Eastern Europe had total non-U.S. exposure of more than $500 million.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	36

Bank of America Corporation and Subsidiaries
Selected European Countries
(Dollars in millions)	Funded Loans and Loan Equivalents (1)	Unfunded Loan Commitments	Net Counterparty Exposure (2)	Securities/ Other Investments (3)	Country Exposure at March 31, 2012	Hedges and Credit Default Protection (4)	Net Country Exposure at March 31, 2012 (5)	Increase (Decrease) from December 31, 2011
Greece
Sovereign	$—	$—	$—	$—	$—	$(1)	$(1)	$(30)
Financial Institutions	1	—	6	13	20	(5)	15	18
Corporates	334	107	31	1	473	(11)	462	28
Total Greece	$335	$107	$37	$14	$493	$(17)	$476	$16
Ireland
Sovereign	$18	$—	$11	$16	$45	$—	$45	$(76)
Financial Institutions	126	20	250	471	867	(8)	859	61
Corporates	1,000	170	23	27	1,220	(31)	1,189	(306)
Total Ireland	$1,144	$190	$284	$514	$2,132	$(39)	$2,093	$(321)
Italy
Sovereign	$—	$—	$1,680	$643	$2,323	$(1,208)	$1,115	$901
Financial Institutions	1,878	153	126	44	2,201	(803)	1,398	(333)
Corporates	1,818	1,881	229	230	4,158	(1,663)	2,495	(415)
Total Italy	$3,696	$2,034	$2,035	$917	$8,682	$(3,674)	$5,008	$153
Portugal
Sovereign	$—	$—	$38	$—	$38	$(40)	$(2)	$7
Financial Institutions	16	—	17	30	63	(106)	(43)	(47)
Corporates	175	75	14	11	275	(154)	121	60
Total Portugal	$191	$75	$69	$41	$376	$(300)	$76	$20
Spain
Sovereign	$38	$6	$61	$5	$110	$(252)	$(142)	$(149)
Financial Institutions	475	7	98	126	706	(107)	599	(63)
Corporates	1,459	880	121	92	2,552	(910)	1,642	(227)
Total Spain	$1,972	$893	$280	$223	$3,368	$(1,269)	$2,099	$(439)
Total
Sovereign	$56	$6	$1,790	$664	$2,516	$(1,501)	$1,015	$653
Financial Institutions	2,496	180	497	684	3,857	(1,029)	2,828	(364)
Corporates	4,786	3,113	418	361	8,678	(2,769)	5,909	(860)
Total selected European exposure	$7,338	$3,299	$2,705	$1,709	$15,051	$(5,299)	$9,752	$(571)

(1)
Includes loans, leases, overdrafts, acceptances, due froms, standby letters of credit, commercial letters of credit and formal guarantees, which have not been reduced by collateral, hedges or credit default protection.

(2)
Net counterparty exposure includes the fair value of derivatives and secured financing transactions, which have been reduced by all eligible collateral, predominantly in cash, pledged under legally enforceable netting agreements. The notional value of the repurchase transactions was $409 million at March 31, 2012. Counterparty exposure has not been reduced by hedges or credit default protection.

(3)	Securities exposures are reduced by hedges and short positions on a single-name basis to but not below zero.

(4)
Represents unapplied net credit default protection purchased, including $(3.6) billion in net credit default protection purchased to hedge loans and securities, $(1.5) billion in additional credit default protection to hedge derivative assets and $(168) million in other short positions. Based on the credit default protection notional amount assuming zero recovery adjusted for any fair value receivable or payable.

(5)	Represents country exposure less the fair value of hedges and credit default protection.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	37

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties
(Dollars in millions)
	March 31 2012	December 31 2011	September 30 2011	June 30 2011	March 31 2011
Residential mortgage	$15,049	$15,970	$16,430	$16,726	$17,466
Home equity (1)	4,360	2,453	2,333	2,345	2,559
Discontinued real estate	269	290	308	324	327
Direct/Indirect consumer	41	40	52	58	68
Other consumer	5	15	24	25	36
Total consumer	19,724	18,768	19,147	19,478	20,456
U.S. commercial	2,048	2,174	2,518	2,767	3,056
Commercial real estate	3,404	3,880	4,474	5,051	5,695
Commercial lease financing	38	26	23	23	53
Non-U.S. commercial	140	143	145	108	155
	5,630	6,223	7,160	7,949	8,959
U.S. small business commercial	121	114	139	156	172
Total commercial	5,751	6,337	7,299	8,105	9,131
Total nonperforming loans and leases	25,475	25,105	26,446	27,583	29,587
Foreclosed properties	2,315	2,603	2,613	2,475	2,056
Total nonperforming loans, leases and foreclosed properties (2, 3, 4)	$27,790	$27,708	$29,059	$30,058	$31,643

Fully-insured home loans past due 90 days or more and still accruing	$21,176	$21,164	$20,299	$20,047	$19,754
Consumer credit card past due 90 days or more and still accruing	2,160	2,412	2,544	3,020	3,570
Other loans past due 90 days or more and still accruing	984	1,060	1,163	1,223	1,559
Total loans past due 90 days or more and still accruing (3, 5, 6)	$24,320	$24,636	$24,006	$24,290	$24,883

Nonperforming loans, leases and foreclosed properties/Total assets (7)	1.28%	1.31%	1.32%	1.33%	1.39%
Nonperforming loans, leases and foreclosed properties/Total loans, leases and foreclosed properties (7)	3.10	3.01	3.15	3.22	3.40
Nonperforming loans and leases/Total loans and leases (7)	2.85	2.74	2.87	2.96	3.19

Commercial utilized reservable criticized exposure (8)	$24,457	$27,247	$30,901	$35,110	$39,435
Commercial utilized reservable criticized exposure/Commercial utilized reservable exposure (8)	6.77%	7.41%	8.51%	9.73%	10.94%
Total commercial utilized criticized exposure/Commercial utilized exposure (8)	6.86	7.47	8.35	10.80	11.73

(1)
During the first quarter of 2012, the bank regulatory agencies jointly issued interagency supervisory guidance on nonaccrual policies for junior-lien consumer real estate loans. In accordance with this new regulatory interagency guidance, beginning in the first quarter of 2012, we classify junior-lien home equity loans as nonperforming when the first-lien loan becomes 90 days past due even if the junior-lien loan is performing. As a result of this change, we reclassified $1.9 billion of performing home equity loans to nonperforming. Prior period amounts have not been restated.

(2)
Balances do not include past due consumer credit card, consumer loans secured by real estate where repayments are insured by the Federal Housing Administration and individually insured long-term stand-by agreements (fully-insured home loans), and in general, other consumer and commercial loans not secured by real estate.

(3)
Balances do not include purchased credit-impaired loans even though the customer may be contractually past due. Purchased credit-impaired loans were recorded at fair value upon acquisition and accrete interest income over the remaining life of the loan.

(4) Balances do not include the following:	March 31 2012	December 31 2011	September 30 2011	June 30 2011	March 31 2011
Nonperforming loans held-for-sale	$1,658	$1,730	$1,750	$2,059	$2,421
Nonperforming loans accounted for under the fair value option	798	786	2,032	2,389	15
Nonaccruing troubled debt restructured loans removed from the purchased credit-impaired portfolio prior to January 1, 2010	459	477	474	465	456

(5)
Balances do not include loans held-for-sale past due 90 days or more and still accruing of $88 million, $41 million, $67 million, $19 million and $48 million at March 31, 2012, December 31, 2011, September 30, 2011, June 30, 2011 and March 31, 2011, respectively. At March 31, 2012, December 31, 2011, September 30, 2011, June 30, 2011 and March 31, 2011, there were no loans accounted for under the fair value option past due 90 days or more and still accruing interest.

(6)	These balances are excluded from total nonperforming loans, leases and foreclosed properties.

(7)
Total assets and total loans and leases do not include loans accounted for under the fair value option of $9.2 billion, $8.8 billion, $11.2 billion, $9.6 billion and $3.7 billion at March 31, 2012, December 31, 2011, September 30, 2011, June 30, 2011 and March 31, 2011, respectively.

(8)
Criticized exposure corresponds to the Special Mention, Substandard and Doubtful asset categories defined by regulatory authorities. The reservable criticized exposure excludes loans held-for-sale, exposure accounted for under the fair value option and other nonreservable exposure.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	38

Bank of America Corporation and Subsidiaries
Nonperforming Loans, Leases and Foreclosed Properties Activity (1)
(Dollars in millions)
	First Quarter 2012	Fourth Quarter 2011	Third Quarter 2011	Second Quarter 2011	First Quarter 2011
Nonperforming Consumer Loans:
Balance, beginning of period	$18,768	$19,147	$19,478	$20,456	$20,854
Additions to nonperforming loans:
New nonperforming loans	3,308	3,757	4,036	3,803	4,127
Impact of new regulatory interagency guidance (2)	1,853	—	—	—	—
Reductions in nonperforming loans:
Paydowns and payoffs	(1,153)	(803)	(944)	(792)	(779)
Returns to performing status (3)	(913)	(1,018)	(1,072)	(1,311)	(1,340)
Charge-offs (4)	(1,737)	(1,833)	(1,972)	(2,270)	(2,020)
Transfers to foreclosed properties	(402)	(482)	(379)	(408)	(386)
Total net additions/(reductions) to nonperforming loans	956	(379)	(331)	(978)	(398)
Total nonperforming consumer loans, end of period	19,724	18,768	19,147	19,478	20,456
Foreclosed properties	1,805	1,991	1,892	1,797	1,331
Total nonperforming consumer loans and foreclosed properties, end of period	$21,529	$20,759	$21,039	$21,275	$21,787

Nonperforming Commercial Loans and Leases (5):
Balance, beginning of period	$6,337	$7,299	$8,105	$9,131	$9,836
Additions to nonperforming loans and leases:
New nonperforming loans and leases	599	1,084	1,231	1,042	1,299
Advances	24	20	18	52	67
Reductions in nonperforming loans and leases:
Paydowns and payoffs	(573)	(949)	(721)	(1,023)	(764)
Sales	(137)	(211)	(554)	(141)	(247)
Return to performing status (6)	(145)	(358)	(143)	(362)	(320)
Charge-offs (7)	(291)	(386)	(412)	(290)	(488)
Transfers to foreclosed properties	(63)	(128)	(205)	(241)	(200)
Transfers to loans held-for-sale	—	(34)	(20)	(63)	(52)
Total net reductions in nonperforming loans and leases	(586)	(962)	(806)	(1,026)	(705)
Total nonperforming commercial loans and leases, end of period	5,751	6,337	7,299	8,105	9,131
Foreclosed properties	510	612	721	678	725
Total nonperforming commercial loans, leases and foreclosed properties, end of period	$6,261	$6,949	$8,020	$8,783	$9,856

(1)	For amounts excluded from nonperforming loans, leases and foreclosed properties, see footnotes to Nonperforming Loans, Leases and Foreclosed Properties table on page 38.

(2)
During the first quarter of 2012, the bank regulatory agencies jointly issued interagency supervisory guidance on nonaccrual policies for junior-lien consumer real estate loans. In accordance with this new regulatory interagency guidance, beginning in the first quarter of 2012, we classify junior-lien home equity loans as nonperforming when the first-lien loan becomes 90 days past due even if the junior-lien loan is performing. As a result of this change, we reclassified $1.9 billion of performing home equity loans to nonperforming. Prior period amounts have not been restated.

(3)
Consumer loans may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected, or when the loan otherwise becomes well-secured and is in the process of collection. Certain troubled debt restructurings are classified as nonperforming at the time of restructure and may only be returned to performing status after considering the borrower’s sustained repayment performance for a reasonable period, generally six months.

(4)
Our policy is not to classify consumer credit card and consumer loans not secured by real estate as nonperforming; therefore, the charge-offs on these loans have no impact on nonperforming activity and accordingly, are excluded from this table.

(5)	Includes U.S. small business commercial activity.

(6)
Commercial loans and leases may be returned to performing status when all principal and interest is current and full repayment of the remaining contractual principal and interest is expected or when the loan otherwise becomes well-secured and is in the process of collection. Troubled debt restructurings are generally classified as performing after a sustained period of demonstrated payment performance.

(7)	Business card loans are not classified as nonperforming; therefore, the charge-offs on these loans have no impact on nonperforming activity and accordingly are excluded from this table.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	39

Bank of America Corporation and Subsidiaries
Quarterly Net Charge-offs and Net Charge-off Ratios (1)
(Dollars in millions)
	First Quarter 2012		Fourth Quarter 2011		Third Quarter 2011		Second Quarter 2011		First Quarter 2011
Net Charge-offs	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent	Amount	Percent
Residential mortgage	$898	1.39%	$834	1.25%	$989	1.47%	$1,104	1.67%	$905	1.40%
Home equity	957	3.13	939	2.95	1,092	3.35	1,263	3.84	1,179	3.51
Discontinued real estate	16	0.59	22	0.76	24	0.80	26	0.84	20	0.61
U.S. credit card	1,331	5.44	1,432	5.55	1,639	6.28	1,931	7.29	2,274	8.39
Non-U.S. credit card	203	5.78	(36)	(0.89)	374	5.83	429	6.31	402	5.91
Direct/Indirect consumer	226	1.03	284	1.24	301	1.32	366	1.64	525	2.36
Other consumer	56	8.59	63	9.04	56	7.81	43	6.44	40	5.93
Total consumer	3,687	2.48	3,538	2.28	4,475	2.82	5,162	3.27	5,345	3.38
U.S. Commercial (2)	66	0.15	78	0.17	78	0.18	60	0.14	(21)	(0.05)
Commercial real estate	132	1.36	200	1.95	296	2.73	163	1.43	288	2.42
Commercial lease financing	(9)	(0.16)	32	0.59	(1)	(0.01)	(8)	(0.15)	1	0.02
Non-U.S. commercial	(5)	(0.04)	18	0.15	18	0.15	13	0.13	103	1.22
	184	0.25	328	0.44	391	0.54	228	0.32	371	0.54
U.S. small business commercial	185	5.63	188	5.55	220	6.36	275	7.78	312	8.68
Total commercial	369	0.48	516	0.66	611	0.81	503	0.68	683	0.94
Total net charge-offs	$4,056	1.80	$4,054	1.74	$5,086	2.17	$5,665	2.44	$6,028	2.61

By Business Segment
Consumer & Business Banking	$1,766	5.02%	$1,925	5.19%	$2,179	5.71%	$2,598	6.72%	$3,066	7.72%
Consumer Real Estate Services	915	3.39	894	3.14	1,036	3.58	1,213	4.16	1,114	3.75
Global Banking	171	0.25	304	0.45	374	0.56	184	0.29	396	0.63
Global Markets	7	0.17	10	0.26	—	—	—	—	(1)	(0.03)
Global Wealth & Investment Management	93	0.36	113	0.44	135	0.52	129	0.50	88	0.36
All Other	1,104	1.68	808	1.17	1,362	1.89	1,541	2.15	1,365	1.92
Total net charge-offs	$4,056	1.80	$4,054	1.74	$5,086	2.17	$5,665	2.44	$6,028	2.61

(1)
Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding loans and leases excluding loans accounted for under the fair value option during the period for each loan and lease category.

(2)	Excludes U.S. small business commercial loans.

Certain prior period amounts have been reclassified to conform to current period presentation.

Net Charge-offs (Reserve Reduction)
$10,000
$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
$(2,214)
$(2,410)
$(1,679)
$(1,120)
$(1,638)
2.61%
2.44%
2.17%
1.74%
1.80%
$6,028
$5,665
$5,086
$4,054
$4,056
1Q11
2Q11
3Q11
4Q11
1Q12
Total Net Charge-offs
Reserve Reduction
Net Charge-off Ratios

This information is preliminary and based on company data available at the time of the presentation.	40

Bank of America Corporation and Subsidiaries
Allocation of the Allowance for Credit Losses by Product Type
(Dollars in millions)
	March 31, 2012			December 31, 2011			March 31, 2011
Allowance for loan and lease losses	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1)	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1)	Amount	Percent of Total	Percent of Loans and Leases Outstanding (1)
Residential mortgage	$6,141	19.06%	2.39%	$5,935	17.57%	2.26%	$5,369	13.48%	2.05%
Home equity	12,701	39.43	10.48	13,094	38.76	10.50	12,857	32.27	9.62
Discontinued real estate	2,131	6.62	20.39	2,050	6.07	18.48	1,871	4.69	14.74
U.S. credit card	5,680	17.63	5.89	6,322	18.71	6.18	9,100	22.84	8.50
Non-U.S.credit card	828	2.57	5.95	946	2.80	6.56	2,069	5.19	7.60
Direct/Indirect consumer	1,001	3.11	1.16	1,153	3.41	1.29	1,939	4.87	2.17
Other consumer	155	0.48	5.96	148	0.44	5.50	163	0.41	5.92
Total consumer	28,637	88.90	4.88	29,648	87.76	4.88	33,368	83.75	5.26
U.S. commercial (2)	2,098	6.51	1.08	2,441	7.23	1.26	3,156	7.92	1.67
Commercial real estate	1,166	3.62	3.06	1,349	3.99	3.41	2,904	7.29	6.18
Commercial lease financing	79	0.25	0.37	92	0.27	0.42	124	0.31	0.57
Non-U.S.commercial	231	0.72	0.44	253	0.75	0.46	291	0.73	0.79
Total commercial (3)	3,574	11.10	1.17	4,135	12.24	1.33	6,475	16.25	2.20
Allowance for loan and lease losses	32,211	100.00%	3.61	33,783	100.00%	3.68	39,843	100.00%	4.29
Reserve for unfunded lending commitments	651			714			961
Allowance for credit losses	$32,862			$34,497			$40,804

Asset Quality Indicators

Allowance for loan and lease losses/Total loans and leases (5)		3.61%			3.68%			4.29%
Allowance for loan and lease losses (excluding the valuation allowance for purchased credit-impaired loans)/Total loans and leases (excluding purchased credit-impaired loans) (4, 5)		2.70			2.86			3.58
Allowance for loan and lease losses/Total nonperforming loans and leases (6)		126			135			135
Allowance for loan and lease losses (excluding the valuation allowance for purchased credit-impaired loans)/Total nonperforming loans and leases (4)		91			101			108
Allowance for loan and lease losses/Annualized net charge-offs (7)		1.97			2.10			1.63
Allowance for loan and lease losses (excluding purchased credit-impaired loans)/Annualized net charge-offs (4, 7)		1.43			1.57			1.31

(1)
Ratios are calculated as allowance for loan and lease losses as a percentage of loans and leases outstanding excluding loans accounted for under the fair value option. Consumer loans accounted for under the fair value option includes residential mortgage loans of $881 million, $906 million and $0, and discontinued real estate loans of $1.3 billion, $1.3 billion and $0 at March 31, 2012, December 31, 2011 and March 31, 2011, respectively. Commercial loans accounted for under the fair value option includes U.S. commercial loans of $2.2 billion, $2.2 billion and $1.4 billion, non-U.S. commercial loans of $4.8 billion, $4.4 billion and $2.3 billion, and commercial real estate loans of $0, $0 and $68 million at March 31, 2012, December 31, 2011 and March 31, 2011, respectively.

(2)	Includes allowance for U.S. small business commercial loans of $811 million, $893 million and $1.3 billion at March 31, 2012, December 31, 2011 and March 31, 2011, respectively.

(3)	Includes allowance for loan and lease losses for impaired commercial loans of $465 million, $545 million and $996 million at March 31, 2012, December 31, 2011 and March 31, 2011, respectively.

(4)	Excludes valuation allowance on Countrywide purchased credit-impaired loans of $8.9 billion, $8.5 billion and $8.0 billion at March 31, 2012, December 31, 2011 and March 31, 2011, respectively.

(5)
Total loans and leases do not include loans accounted for under the fair value option of $9.2 billion, $8.8 billion and $3.7 billion at March 31, 2012, December 31, 2011 and March 31, 2011, respectively.

(6)
Allowance for loan and lease losses includes $17.0 billion, $17.5 billion and $22.1 billion allocated to products (primarily the Card Services portfolios within Consumer & Business Banking and purchased credit-impaired loans) that are excluded from nonperforming loans and leases at March 31, 2012, December 31, 2011 and March 31, 2011, respectively. Excluding these amounts, allowance for loan and lease losses as a percentage of total nonperforming loans and leases was 60 percent, 65 percent and 60 percent at March 31, 2012, December 31, 2011 and March 31, 2011, respectively.

(7)
Excluding recoveries related to the bulk sale of previously charged-off U.K. credit card loans and home equity lien protection insurance, the ratio of the allowance for loan and lease losses to annualized net charge-offs would have been 1.92 and 1.44 (excluding purchased credit-impaired loans) for the quarter ended December 31, 2011.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	41

Exhibit A: Non-GAAP Reconciliations

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions)

The Corporation evaluates its business based on a fully taxable-equivalent basis, a non-GAAP financial measure. The Corporation believes managing the business with net interest income on a fully taxable-equivalent basis provides a more accurate picture of the interest margin for comparative purposes. Total revenue, net of interest expense, includes net interest income on a fully taxable-equivalent basis and noninterest income. The Corporation views related ratios and analyses (i.e., efficiency ratios and net interest yield) on a fully taxable-equivalent basis. To derive the fully taxable-equivalent basis, net interest income is adjusted to reflect tax exempt income on an equivalent before-tax basis with a corresponding increase in income tax expense. This measure ensures comparability of net interest income arising from taxable and tax-exempt sources. The efficiency ratio measures the costs expended to generate a dollar of revenue, and net interest yield evaluates the basis points the Corporation earns over the cost of funds.

The Corporation also evaluates its business based on the following ratios that utilize tangible equity, a non-GAAP financial measure. Return on average tangible common shareholders’ equity measures the Corporation’s earnings contribution as a percentage of average common shareholders’ equity less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Return on average tangible shareholders’ equity measures the Corporation’s earnings contribution as a percentage of average shareholders’ equity less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. The tangible common equity ratio represents ending common shareholders’ equity less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. The tangible equity ratio represents total ending shareholders’ equity less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities divided by total assets less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities. Tangible book value per common share represents ending common shareholders’ equity less goodwill and intangible assets (excluding mortgage servicing rights), net of related deferred tax liabilities divided by ending common shares outstanding. These measures are used to evaluate the Corporation’s use of equity (i.e., capital). In addition, profitability, relationship and investment models all use return on average tangible shareholders’ equity as key measures to support our overall growth goals.
In addition, the Corporation evaluates its business segment results based on return on average economic capital, a non-GAAP financial measure. Return on average economic capital for the segments is calculated as net income adjusted for cost of funds and earnings credits and certain expenses related to intangibles, divided by average economic capital. Economic capital represents average allocated equity less goodwill and a percentage of intangible assets. It also believes the use of this non-GAAP financial measure provides additional clarity in assessing the segments.

In certain presentations, earnings and diluted earnings per common share, the efficiency ratio, return on average assets, return on common shareholders’ equity, return on average tangible common shareholders’ equity and return on average tangible shareholders’ equity are calculated excluding the impact of goodwill impairment charges of $581 million and $2.6 billion recorded in the fourth and second quarters of 2011. Accordingly, these are non-GAAP financial measures.

See the tables below and on pages 43-45 for reconciliations of these non-GAAP financial measures with financial measures defined by GAAP for the three months ended March 31, 2012, December 31, 2011, September 30, 2011, June 30, 2011 and March 31, 2011. The Corporation believes the use of these non-GAAP financial measures provides additional clarity in assessing the results of the Corporation. Other companies may define or calculate supplemental financial data differently.

	First Quarter 2012	Fourth Quarter 2011	Third Quarter 2011	Second Quarter 2011	First Quarter 2011

Reconciliation of net interest income to net interest income on a fully taxable-equivalent basis

Net interest income	$10,846	$10,701	$10,490	$11,246	$12,179
Fully taxable-equivalent adjustment	207	258	249	247	218
Net interest income on a fully taxable-equivalent basis	$11,053	$10,959	$10,739	$11,493	$12,397

Reconciliation of total revenue, net of interest expense to total revenue, net of interest expense on a fully taxable-equivalent basis

Total revenue, net of interest expense	$22,278	$24,888	$28,453	$13,236	$26,877
Fully taxable-equivalent adjustment	207	258	249	247	218
Total revenue, net of interest expense on a fully taxable-equivalent basis	$22,485	$25,146	$28,702	$13,483	$27,095

Reconciliation of total noninterest expense to total noninterest expense, excluding goodwill impairment charges

Total noninterest expense	$19,141	$19,522	$17,613	$22,856	$20,283
Goodwill impairment charges	—	(581)	—	(2,603)	—
Total noninterest expense, excluding goodwill impairment charges	$19,141	$18,941	$17,613	$20,253	$20,283

Reconciliation of income tax expense (benefit) to income tax expense (benefit) on a fully taxable-equivalent basis

Income tax expense (benefit)	$66	$441	$1,201	$(4,049)	$731
Fully taxable-equivalent adjustment	207	258	249	247	218
Income tax expense (benefit) on a fully taxable-equivalent basis	$273	$699	$1,450	$(3,802)	$949

Reconciliation of net income (loss) to net income (loss), excluding goodwill impairment charges

Net income (loss)	$653	$1,991	$6,232	$(8,826)	$2,049
Goodwill impairment charges	—	581	—	2,603	—
Net income (loss), excluding goodwill impairment charges	$653	$2,572	$6,232	$(6,223)	$2,049

Reconciliation of net income (loss) applicable to common shareholders to net income (loss) applicable to common shareholders, excluding goodwill impairment charges

Net income (loss) applicable to common shareholders	$328	$1,584	$5,889	$(9,127)	$1,739
Goodwill impairment charges	—	581	—	2,603	—
Net income (loss) applicable to common shareholders, excluding goodwill impairment charges	$328	$2,165	$5,889	$(6,524)	$1,739

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	42

Exhibit A: Non-GAAP Reconciliations (continued)

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions)

	First Quarter 2012	Fourth Quarter 2011	Third Quarter 2011	Second Quarter 2011	First Quarter 2011

Reconciliation of average common shareholders’ equity to average tangible common shareholders’ equity

Common shareholders’ equity	$214,150	$209,324	$204,928	$218,505	$214,206
Goodwill	(69,967)	(70,647)	(71,070)	(73,748)	(73,922)
Intangible assets (excluding mortgage servicing rights)	(7,869)	(8,566)	(9,005)	(9,394)	(9,769)
Related deferred tax liabilities	2,700	2,775	2,852	2,932	3,035
Tangible common shareholders’ equity	$139,014	$132,886	$127,705	$138,295	$133,550

Reconciliation of average shareholders’ equity to average tangible shareholders’ equity

Shareholders’ equity	$232,566	$228,235	$222,410	$235,067	$230,769
Goodwill	(69,967)	(70,647)	(71,070)	(73,748)	(73,922)
Intangible assets (excluding mortgage servicing rights)	(7,869)	(8,566)	(9,005)	(9,394)	(9,769)
Related deferred tax liabilities	2,700	2,775	2,852	2,932	3,035
Tangible shareholders’ equity	$157,430	$151,797	$145,187	$154,857	$150,113

Reconciliation of period-end common shareholders’ equity to period-end tangible common shareholders’ equity

Common shareholders’ equity	$213,711	$211,704	$210,772	$205,614	$214,314
Goodwill	(69,976)	(69,967)	(70,832)	(71,074)	(73,869)
Intangible assets (excluding mortgage servicing rights)	(7,696)	(8,021)	(8,764)	(9,176)	(9,560)
Related deferred tax liabilities	2,628	2,702	2,777	2,853	2,933
Tangible common shareholders’ equity	$138,667	$136,418	$133,953	$128,217	$133,818

Reconciliation of period-end shareholders’ equity to period-end tangible shareholders’ equity

Shareholders’ equity	$232,499	$230,101	$230,252	$222,176	$230,876
Goodwill	(69,976)	(69,967)	(70,832)	(71,074)	(73,869)
Intangible assets (excluding mortgage servicing rights)	(7,696)	(8,021)	(8,764)	(9,176)	(9,560)
Related deferred tax liabilities	2,628	2,702	2,777	2,853	2,933
Tangible shareholders’ equity	$157,455	$154,815	$153,433	$144,779	$150,380

Reconciliation of period-end assets to period-end tangible assets

Assets	$2,181,449	$2,129,046	$2,219,628	$2,261,319	$2,274,532
Goodwill	(69,976)	(69,967)	(70,832)	(71,074)	(73,869)
Intangible assets (excluding mortgage servicing rights)	(7,696)	(8,021)	(8,764)	(9,176)	(9,560)
Related deferred tax liabilities	2,628	2,702	2,777	2,853	2,933
Tangible assets	$2,106,405	$2,053,760	$2,142,809	$2,183,922	$2,194,036

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	43

Exhibit A: Non-GAAP Reconciliations (continued)

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions)
	First Quarter 2012	Fourth Quarter 2011	Third Quarter 2011	Second Quarter 2011	First Quarter 2011

Reconciliation of return on average economic capital

Consumer & Business Banking

Reported net income	$1,454	$1,243	$1,666	$2,502	$2,041
Adjustment related to intangibles (1)	3	5	6	2	7
Adjusted net income	$1,457	$1,248	$1,672	$2,504	$2,048

Average allocated equity	$52,947	$53,005	$52,382	$52,559	$53,700
Adjustment related to goodwill and a percentage of intangibles	(30,523)	(30,587)	(30,601)	(30,655)	(30,698)
Average economic capital	$22,424	$22,418	$21,781	$21,904	$23,002

Consumer Real Estate Services

Reported net loss	$(1,145)	$(1,444)	$(1,123)	$(14,506)	$(2,400)
Adjustment related to intangibles (1)	—	—	—	—	—
Goodwill impairment charge	—	—	—	2,603	—
Adjusted net loss	$(1,145)	$(1,444)	$(1,123)	$(11,903)	$(2,400)

Average allocated equity	$14,791	$14,757	$14,240	$17,139	$18,736
Adjustment related to goodwill and a percentage of intangibles (excluding mortgage servicing rights)	—	—	—	(2,702)	(2,742)
Average economic capital	$14,791	$14,757	$14,240	$14,437	$15,994

Global Banking

Reported net income	$1,590	$1,337	$1,205	$1,921	$1,584
Adjustment related to intangibles (1)	1	1	2	1	2
Adjusted net income	$1,591	$1,338	$1,207	$1,922	$1,586

Average allocated equity	$46,393	$46,762	$48,356	$47,735	$49,407
Adjustment related to goodwill and a percentage of intangibles	(25,536)	(25,575)	(25,399)	(25,104)	(25,108)
Average economic capital	$20,857	$21,187	$22,957	$22,631	$24,299

Global Markets

Reported net income (loss)	$798	$(768)	$(552)	$911	$1,394
Adjustment related to intangibles (1)	2	3	3	3	3
Adjusted net income (loss)	$800	$(765)	$(549)	$914	$1,397

Average allocated equity	$17,642	$19,130	$20,934	$22,315	$25,687
Adjustment related to goodwill and a percentage of intangibles	(3,973)	(3,976)	(3,980)	(3,970)	(3,873)
Average economic capital	$13,669	$15,154	$16,954	$18,345	$21,814

Global Wealth & Investment Management

Reported net income	$547	$259	$358	$513	$542
Adjustment related to intangibles (1)	6	7	7	7	9
Adjusted net income	$553	$266	$365	$520	$551

Average allocated equity	$17,228	$17,845	$17,826	$17,560	$17,932
Adjustment related to goodwill and a percentage of intangibles	(10,641)	(10,663)	(10,691)	(10,706)	(10,728)
Average economic capital	$6,587	$7,182	$7,135	$6,854	$7,204

For footnote see page 45.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	44

Exhibit A: Non-GAAP Reconciliations (continued)

Bank of America Corporation and Subsidiaries
Reconciliations to GAAP Financial Measures
(Dollars in millions)
	First Quarter 2012	Fourth Quarter 2011	Third Quarter 2011	Second Quarter 2011	First Quarter 2011

Consumer & Business Banking

Deposits

Reported net income	$310	$149	$285	$432	$361
Adjustment related to intangibles (1)	—	1	1	—	1
Adjusted net income	$310	$150	$286	$432	$362

Average allocated equity	$23,194	$23,862	$23,820	$23,612	$23,641
Adjustment related to goodwill and a percentage of intangibles	(17,932)	(17,939)	(17,947)	(17,950)	(17,958)
Average economic capital	$5,262	$5,923	$5,873	$5,662	$5,683

Card Services

Reported net income	$1,038	$1,029	$1,267	$1,944	$1,571
Adjustment related to intangibles (1)	3	4	5	2	6
Adjusted net income	$1,041	$1,033	$1,272	$1,946	$1,577

Average allocated equity	$20,671	$20,610	$20,755	$21,016	$22,149
Adjustment related to goodwill and a percentage of intangibles	(10,492)	(10,549)	(10,561)	(10,607)	(10,640)
Average economic capital	$10,179	$10,061	$10,194	$10,409	$11,509

Business Banking

Reported net income	$106	$65	$114	$126	$109
Adjustment related to intangibles (1)	—	—	—	—	—
Adjusted net income	$106	$65	$114	$126	$109

Average allocated equity	$9,082	$8,533	$7,807	$7,931	$7,910
Adjustment related to goodwill and a percentage of intangibles	(2,099)	(2,099)	(2,093)	(2,098)	(2,100)
Average economic capital	$6,983	$6,434	$5,714	$5,833	$5,810

(1)	Represents cost of funds, earnings credits and certain expenses related to intangibles.

Certain prior period amounts have been reclassified to conform to current period presentation.

This information is preliminary and based on company data available at the time of the presentation.	45